UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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ENERJEX RESOURCES, INC.

(Name of the Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4040 Broadway, Suite 508

San Antonio, TX 78209

May 24, 2013

Dear Stockholder:

It is my pleasure to invite you to attend the 2013 Annual Meeting of stockholders of EnerJex Resources, Inc. The meeting will be held on Thursday, June 6, 2013, at 9:00 a.m. local time, at The Petroleum Club of San Antonio, located at 8620 North New Braunfels Avenue, Suite 700, San Antonio, Texas 78217. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting.

The Board of Directors welcomes this opportunity to have a dialogue with our stockholders and looks forward to your comments and questions.

When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed prepaid envelope. If you hold your shares through a broker, then you also may be able to vote your shares on the Internet or by telephone. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

It is important that your shares be represented at the meeting regardless of the number you may hold. Whether or not you plan to attend, please promptly submit your proxy in one of the ways outlined in the following Notice of Annual Meeting and Proxy Statement in order to have your shares voted at the Annual Meeting .

I look forward to seeing you on June 6, 2013.

Kind Regards,

/s/ Robert G. Watson, Jr.

Robert G. Watson, Jr.
Chief Executive Officer

4040 Broadway, Suite 508

San Antonio, TX 78209

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, June 6, 2013

The Annual Meeting of stockholders of EnerJex Resources, Inc., a Nevada corporation (the "Company") will be held on Thursday, June 6, 2013, at 9:00 a.m. local time, at The Petroleum Club of San Antonio, located at 8620 North New Braunfels Avenue, Suite 700, San Antonio, Texas 78217, for the following purposes:

1.	To elect 4 persons to our Board of Directors, each to hold office until the 2014 Annual Meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify.

2.	To conduct an advisory vote on the compensation of our named executive officers.

3.	To conduct an advisory vote on the frequency of the advisory votes on the compensation of our named executive officers.

4.	To adopt the 2013 Stock Incentive Plan and reserve 5,000,000 shares of common stock for issuance under the plan.

5.	To consider and vote upon an amendment to our Amended and Restated Articles of Incorporation ("Restated Articles"), for the purpose of increasing the authorized shares of common stock from 100 million to 250 million.

6.	To consider and vote upon an amendment to our Restated Articles for the purpose of increasing the authorized shares of preferred stock to 25 million, which shares of preferred stock may be issued in such series and with such rights, preferences, and privileges as the Board of Directors may from time to time determine.

7.	To consider and vote upon an amendment to our Restated Articles for the purpose of adding a provision that causes our obligations under Article X to survive any amendment or modification thereof, with respect to claims that may arise or accrue prior to the date of that amendment or modification.

8.	To consider and vote upon a proposal to authorize the Board of Directors to effect a reverse stock split of the outstanding shares of our common stock at an exchange ratio of not less than 1-for-2 and no more than 1-for-25, with the Board of Directors having the discretion to determine (i) whether or not to effect any reverse stock split and (ii) the exact ratio of any reverse split, at a ratio of whole numbers within the above range.

9.	To adopt the Amended and Restated Bylaws to change the name of the corporation therein from “Millennium Plastics, Inc.,” to “EnerJex Resources, Inc.”

10.	To ratify the selection of L.L. Bradford & Company, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

11.	To transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

The Proxy Statement following this Notice of Annual Meeting of Stockholders describes the formal business to be conducted at the Annual Meeting.

Only stockholders of record at the close of business on May 15, 2013, will be entitled to vote at the meeting. A list of stockholders will be available at the our principal offices during normal business hours, for examination by any stockholder for any purpose germane to the Annual Meeting, for 10 days prior to the date thereof. The proxy materials will be furnished to stockholders on or around May 24, 2013.

The Company's Annual Report for the fiscal year ended December 31, 2012 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

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It is important that you use this opportunity to take part in the affairs of EnerJex by voting on the business to come before this Annual Meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the envelope provided, to assure that your shares will be represented. Regardless of the number of shares you own, it is important that you carefully consider and vote upon, the matters before our stockholders. You may always revoke your proxy and vote in person.

By Order of the Board of Directors,

/s/ Robert G. Watson, Jr.

Robert G. Watson, Jr.
Chief Executive Officer and Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

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4040 Broadway, Suite 508

San Antonio, TX 78209

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 6 , 2013, at 9:00 a.m. (Central Daylight Time)

This proxy statement is provided to you by the Board of Directors of EnerJex Resources, Inc. , a Nevada corporation, for use at the Annual Meeting of stockholders. The Annual Meeting will be held on Thursday, June 6, 2013 at 9:00 a.m., Central Daylight Time, at The Petroleum Club of San Antonio, located at 8620 North New Braunfels Avenue, Suite 700, San Antonio, Texas 78217. The Company is making this proxy solicitation. The proxy materials will be furnished to our stockholders on or about May 24, 2013.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

(1)	The election of 4 directors to our Board of Directors, each to hold office until the 2014 Annual Meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

(2)	An advisory vote on the compensation or our named executive officers;

(3)	An advisory vote on the frequency of the advisory votes on the compensation of our named executive officers;

(4)	The adoption of our 2013 Stock Incentive Plan and the reservation of 5,000,000 shares of common stock thereunder;

(5)	The amendment of our Amended and Restated Articles (the "Restated Articles") to increase the authorized shares of common stock, par value $0.001, from 100 million to 250 million;

(6)	The amendment of our Restated Articles to increase the authorized shares of blank check preferred stock from 10 million to 25 million, with a par value of $0.001, in such series and with such rights, preferences, and privileges as the Board of Directors may from time to time determine;

(7)	The amendment of our Restated Articles to add a provision that causes our obligations under Article X to survive any amendment or modification thereof, with respect to claims that may arise or accrue prior to the date of that amendment or modification;

(8)	The authorization of our Board of Directors to effect a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board of Directors having the discretion to determine (i) whether or not to effect any reverse stock split and (ii) the exact ratio of any reverse split, at a ratio of whole numbers within the above range;

(9)	The adoption of the Amended and Restated Bylaws;

(10)	The ratification of L.L. Bradford & Company, LLC as our independent registered public accounting firm; and

(11)	Any other matters that may properly come before the meeting.

Who is soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will bear the solicitation expenses.

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Who can vote?

To be able to vote, you must have been an EnerJex stockholder of record at the close of business on May 15, 2013. This date is the "record date" for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are a "beneficial owner" of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

Each share of common stock and preferred stock outstanding on the record date is entitled to one vote on each matter. As of the record date, there were 67,805,279 shares of common stock outstanding and 4,779,460 shares of Series A preferred stock outstanding.

How do I vote?

You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholders of record: Shares registered in your name

If you are a stockholder of record, you may vote by proxy using the enclosed proxy card or in person at the Annual Meeting. To ensure that your vote is counted, please vote by proxy whether or not you plan to attend the meeting.

To vote your shares of common stock or preferred stock by using the enclosed proxy card, please complete, sign and date it, and return it promptly in the postage-paid envelope provided.

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Beneficial owner: Shares held in "street name" - registered in the name of your broker or bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received from that organization, rather than from EnerJex, a proxy card and voting instructions with these proxy materials. Simply complete and mail the proxy card to ensure that your vote is counted.

If you do not tell your broker or nominee how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.

If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval, but those shares will be counted in determining whether there is a quorum. Such "broker non-votes" will have no effect on the outcome of the election of directors, the outcome of the advisory vote on the executive compensation of our named executive officers, the outcome of the advisory vote on the frequency of such advisory votes on the executive compensation of our named executive officers, the adoption of our 2013 Stock Incentive Plan, the approval of Amendment to Restated Articles, to authorize a reverse stock split, or the adoption of our Amended and Restated Bylaws.

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To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What if I do not specify how my shares are to be voted on my proxy?

If you submit a proxy card but do not indicate any voting instructions, your shares will be voted on each proposal in accordance with the recommendations of our Board of Directors.

Can I change my vote after submitting my proxy?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised in the same manner in which it was given, or by delivering to EnerJex Resources, Inc., Attn: Secretary, 4040 Broadway, Suite 508, San Antonio, Texas 78209, a written notice of revocation or a properly executed proxy bearing a later date. If you attend the Annual Meeting in person you may revoke your proxy there and vote in person.

How are votes counted?

Stockholder votes will be tabulated by the inspector of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. Except for the elections of directors, each stockholder may vote part of the stockholder's shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal. If the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote applies to all shares that the stockholder is entitled to vote. Pursuant to our bylaws, so long as a quorum is present, the vote of the holders of a majority of the stock voting in person or represented by proxy will decide any question brought before the meeting, unless the question is one upon which by express provision of the statutes or of the amended and restated articles of incorporation a different vote is required.

A broker non-vote occurs when a bank, broker or other nominee does not have authority to vote on a particular item without instructions from the beneficial owner and has not received instructions. Under Nevada law, broker non-votes will not be counted as voting thereon but will be counted for purposes of determining whether there is a quorum. However, because our bylaws require the vote of the holders of a majority of the stock having voting power present in person or represented by proxy to approve a proposal, a bstentions will be counted for purposes of establishing a quorum for the meeting, but will not count as votes cast for the election of Directors or any other question. Accordingly, abstentions will have the same effect as a vote cast “AGAINST” each proposal. Similarly, any broker non-votes will be counted for the purposes of establishing a quorum for the meeting, but will not be counted as votes cast for the election of Directors or any other question. Accordingly, broker non-votes will have the same effect as a vote cast against each proposal.

As a result of changes made by the Dodd-Frank Wall Street Reform and Consumer Protection Act to the regulation of brokers under certain self-regulatory organizations such as the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC (“Nasdaq"), brokers are not permitted to vote on the election of directors or on the advisory proposal on executive compensation without instructions from the beneficial owner. Therefore, if your shares are held in the name of your broker, bank or other nominee, your vote is especially important this year.

Each holder of shares of the Company's Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which shares of Series A Preferred Stock could be converted as of such date in accordance with the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

If any other matters are properly presented for consideration at the meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

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What constitutes a quorum?

Under our bylaws, the presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders will constitute a quorum for the transaction of business. The presence at the Annual Meeting of a majority of our outstanding shares of common stock and preferred stock, voting together as a single class, represented either in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will not be counted for purposes of determining whether there is a quorum.

Do I have appraisal rights?

No. Under Nevada Law, pursuant to Nevada Revised Statutes §§ 78.3793 and 92a.380 et seq. , Stockholders are not entitled to dissenters' rights of appraisal with respect to the proposed actions.

Who pays for this proxy solicitation?

We pay all costs of solicitation, including the preparation and mailing of the proxy materials and any additional solicitation materials furnished to stockholders. We estimate that these costs will be $18,000. Copies of solicitation materials will be furnished to brokerage firms and others holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we will pay their expenses incurred in forwarding solicitation materials. In addition, we may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

How may I obtain EnerJex’s annual report for the fiscal ended December 31, 2012?

Stockholders may request a free copy of EnerJex’s annual report on Form 10-K by writing to: Secretary, EnerJex Resources, Inc., 4040 Broadway, Suite 508, San Antonio, Texas 78209. Current and prospective investors can also access or order free copies of EnerJex’s annual report on Form 10-K and this Proxy Statement at www.enerjex.com/SEC_Filings .html . Copies of our other financial information and reports are also available free of charge on the SEC’s website at http://www.sec.gov.

What vote is required for each item?

Election of Directors. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to approve the proposal. Stockholders do not have cumulative voting rights in the election of directors. Abstentions and "broker non-votes" count as votes against the proposal.

Approval of our Executive Compensation for our Named Executive Officers. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to approve, on an advisory basis, our executive compensation for our named executive officers. Abstentions and "broker non-votes" count as votes against the proposal.

Approval of the Frequency of our Advisory Votes on the Executive Compensation for our Named Executive Officers. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to approve, on an advisory basis, the frequency of our advisory votes on the executive compensation for our named executive officers. Abstentions and "broker non-votes" count as votes against the proposal.

Approval of our 2013 Stock Incentive Plan. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to approve our 2013 Stock Incentive Plan and the reservation of 5,000,000 shares thereunder. Abstentions and "broker non-votes" count as votes against the proposal.

Approval of Amendments to Restated Articles. The vote of the holders of a majority of the voting in person or by proxy at the Annual Meeting is required to approve each of the 3 proposals amending the Restated Articles of Incorporation (the "Restated Articles"). In addition, the affirmative vote of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment to the Restated Articles is also required. Abstentions and "broker non-votes" count as votes against the proposal.

Approval of Amendment to Effect Reverse Stock Split. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to approve the reverse stock split authorization. In addition, the affirmative vote of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment to the Restated Articles is also required. Abstentions and "broker non-votes" count as votes against the proposal. Abstentions and "broker non-votes" count as votes against the proposal.

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Approval of our Amended and Restated Bylaws. The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting is needed to approve the Amended and Restated Bylaws. Abstentions and "broker non-votes" count as votes against the proposal.

Ratification of Independent Registered Public Accounting Firm. The vote of the holders of a majority of the stock voting in person or by proxy at the Annual Meeting is required to ratify the selection of L.L. Bradford & Company, LLC, as our independent registered public accounting firm. Abstentions and "broker non-votes" count as votes against the proposal.

What are the Board's recommendations?

The Board recommends a vote "For" every proposal. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by the Company on Form 8-K within four business days following the Annual Meeting.

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GOVERNANCE OF THE COMPANY

BOARD AND COMMITTEE INFORMATION

Enerjex is a Smaller Reporting Company under the rules and regulations of the Security and Exchange Commission ("SEC"). The Company's common stock is listed on the OTCQB tier of the OTCQB Marketplace Group under the ticker symbol "ENRJ."

Our Board of Directors currently consists of 4 members, Robert G. Watson, Jr., R. Atticus Lowe, Lance W. Helfert, and James G. Miller. The Board of Directors has delegated certain functions to the Company's Audit Committee and its Governance, Compensation and Nominating Committee. The Board of Directors held eight (8) meetings during the 2012 (in person, telephonically, or by written consent). No director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2012. The table below sets forth the current members of each of the committees.

Name	Audit	Governance, Compensation and Nominating
Robert G. Watson, Jr.	-	-
R. Atticus Lowe	x	-
James G. Miller	Chairman	Chairman
Lance W. Helfert	-	x

Director Independence

A majority of the members of the Board of a company listed on a national exchange must qualify as "independent," as affirmatively determined by the Board of Directors. Since we are not listed on a national exchange, we are not required to comply with these "independence" requirements. At present, our Board of Directors has affirmatively determined that Mr. Miller is an independent director, as defined by Section 803 of the American Stock Exchange Company Guide.

Board Meeting and Committees; Annual Meeting Attendance

The Board of Directors held eight (8) meetings during calendar year 2012 (in person, telephonically, or by written consent). No director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as director during calendar year 2012.

Committees of the Board of Directors

Our Board of Directors has two standing committees: an Audit Committee and a Governance, Compensation and Nominating Committee. Each of those committees has the composition and responsibilities set forth below.

Audit Committee

Our Audit Committee consists of one independent director, James G. Miller, and one director who is not independent, Ryan A. Lowe. Mr. Miller and Mr. Lowe have been selected for membership on the Audit Committee by the Board of Directors based on the Board's determination that each is fully qualified, through a range of education, experiences in business and executive leadership and service on boards of directors, and an understanding of generally accepted accounting principles, to oversee our internal audit function, assess and select independent auditors, and oversee our financial reporting processes and overall risk management. The Audit Committee has the authority to seek advice and assistance from outside legal, accounting or other advisors and exercises such authority as it deems necessary.

The Board has determined that James G. Miller is a financial expert as that term is used in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act.

Although we are traded on OTCQB, the Board of Directors reviews the American Stock Exchange Company Guide listing standards on an annual basis. Mr. Miller qualifies as an independent director as defined by Section 803 of the American Stock Exchange Company Guide and Section 10A(m) of the Securities Exchange Act of 1934, and Rule 10A-3 thereunder. In light of Mr. Lowe's relationship with West Coast Opportunity Fund, LLC, a significant stockholder of EnerJex, and his position as our Senior Vice President of Corporate Development, our Board of Directors has determined that he is not independent (as independence is defined in Section 803 of the American Stock Exchange Company Guide).

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The Audit Committee has the sole authority to appoint and, when deemed appropriate, replace our independent registered public accounting firm, and it has established a policy of pre-approving all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee has, among other things, the responsibility to evaluate the qualifications and independence of our independent registered public accounting firm; to review and approve the scope and results of the annual audit; to review and discuss with management and the independent registered public accounting firm the content of our financial statements prior to the filing of our quarterly reports and annual reports; to review the content and clarity of our proposed communications with investors regarding our operating results and other financial matters; to review significant changes in our accounting policies; to establish procedures for receiving, retaining, and investigating reports of illegal acts involving us or complaints or concerns regarding questionable accounting or auditing matters, and supervise the investigation of any such reports, complaints or concerns; to establish procedures for the confidential, anonymous submission by our employees of concerns or complaints regarding questionable accounting or auditing matters; and to provide sufficient opportunity for the independent auditors to meet with the committee without management present.

The Audit Committee met five times during fiscal year 2012.

Our Board of Directors has adopted a written charter for the Audit Committee. The full text of the charter of the Audit Committee can be found in the investor section of our website at www.enerjex.com .

Report of the Audit Committee of the Board

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Weaver, Martin & Samyn, LLC, our independent registered public accounting firm for the fiscal year ended December 31, 2012, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with our management the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 ("10-K").

The Audit Committee has also reviewed and discussed with Weaver Martin & Samyn, LLC the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Weaver Martin & Samyn, LLC those matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. Additionally, Weaver Martin & Samyn, LLC provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee also discussed with Weaver Martin & Samyn LLC its independence from EnerJex.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

James G. Miller (Chairman)

R. Atticus Lowe

Governance, Compensation and Nominating Committee

On May 4, 2007, we established a Governance, Compensation and Nominating Committee that is responsible for reviewing all forms of compensation provided to our executive officers, directors, consultants and employees, including stock compensation. The Governance, Compensation and Nominating Committee is comprised of Messrs. Miller and Helfert. Mr. Miller serves as the chairman of the Governance, Compensation and Nominating Committee.

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With respect to corporate governance, the Governance, Compensation and Nominating Committee is responsible for carrying out and reviewing the Company's Corporate Governance Guidelines. This Committee has, among other things, responsibility for establishing additional or different committees, and regularly reviewing succession planning.

With respect to compensation, the Governance, Compensation and Nominating Committee is responsible for, among other things: (i) reviewing and approving corporate goals and objectives relevant to the CEO’s compensation and evaluating the CEO’s performance relative to those goals and objectives; (ii) setting the CEO’s compensation annually; (iii) making recommendations annually to the Board with respect to the non-CEO compensation as the Committee deems appropriate; and (iv) administering our equity compensation plans. The Governance, Compensation and Nominating Committee has not employed a compensation consultant in the fiscal year ending December 2012. EnerJex’s Chief Executive Officer has no direct role in setting his own compensation. The Governance, Compensation and Nominating Committee does, however, meet with its Chief Executive Officer to evaluate his performance, and he makes recommendations to the Board of Directors regarding budgets that may affect certain performance goals. The Chief Executive Officer also makes recommendations regarding compensation matters related to his direct reports and provides input regarding executive compensation programs and policies in general.

With respect to nominating directors, the Governance, Compensation and Nominating Committee is responsible for identifying, reviewing, and evaluating individuals qualified to become members of the Board and nominating such individuals for election or reelection. In choosing directors, the Governance, Compensation and Nominating Committee seeks to nominate candidates who have very high integrity, business savvy, stockholder orientation and a genuine interest in us.

Generally, nominees for directors are identified and suggested by the members of the Board of Directors or management using their business networks. The Board of Directors has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. The Governance, Compensation and Nominating Committee do not have any specific minimum qualifications that it believes must be possessed by a nominee that the Governance, Compensation and Nominating Committee recommends. Rather, the Governance, Compensation and Nominating Committee will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion, and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director.

For the year ended December 31, 2012, EnerJex did not receive any recommendations for directors from its stockholders. EnerJex’s Board has approved the selection of the nominees for directors named in this proxy statement.

EnerJex will consider for inclusion in its nominations of new director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of EnerJex for at least one year. Board candidates referred by such stockholders will be considered on the same basis as board candidates referred from other sources. Any stockholder who wishes to recommend for EnerJex’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to EnerJex’s Secretary at the following address: Secretary, EnerJex Resources, Inc., 4040 Broadway, Suite 508, San Antonio, Texas 78209.

A majority of the members of the Governance, Compensation and Nominating Committee are not independent. The Governance, Compensation and Nominating Committee has no policy with regard to consideration of any director candidates recommended by security holders. There have not been any material changes to the procedures by which security holders may recommend nominees to our Board of Directors during the last fiscal year.

The Governance, Compensation and Nominating Committee met three times during fiscal 2012.

The Company's Board of Directors has adopted a written charter for the Governance, Compensation and Nominating Committee. The full texts of the charter of the Governance, Compensation and Nominating Committee and the Company's Corporate Governance Guidelines can be found in the investor section of our website at www.enerjex.com .  The Governance, Compensation and Nominating Committee may not delegate its authority.

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Role of the Board in Managing Risk

The Board of Directors does not have a separate risk oversight body. Instead, the Board of Directors has overall responsibility for risk oversight, including, as part of regular board and committee meetings, general oversight of executives’ management of risks relevant to us. In overseeing risks, the Board seeks to understand the material risks, including financial, competitive, and operational risks, we face and the steps management is taking to manage those risks. It also has the responsibility for understanding what level of risk is appropriate. The Board of Directors reviews our business strategy and determines what constitutes an appropriate level of risk for EnerJex.

While the full Board has overall responsibility for risk oversight, the Board has delegated oversight responsibility related to certain risks to its two committees. The Audit Committee, under its charter, has been delegated the responsibility of reviewing and discussing with management our major financial risk exposures and the steps that management has taken to monitor and control such exposures (including management’s risk assessment and risk management policies). The Company's Governance, Compensation and Nominating Committee is responsible for considering risks within its areas of responsibility. The Board does not believe that our compensation policies encourage excessive risk-taking, as the compensation plans are designed to align its employees with short- and long-term corporate strategy. Generally, our equity awards vest over several years, which the Board has determined encourages our employees to act with regard to the long term interest of EnerJex and to focus on sustained stock price appreciation.

The Board’s role in risk oversight has not had any effect on the Board’s leadership structure.

Stockholder Communications

All stockholder communications must (i) be addressed to our Company's Secretary at our address, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for the entire Board of Directors, the Governance, Compensation and Nominating Committee , or the independent director, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder's intention to hold or dispose of such shares, provided that the Board of Directors and the Governance, Compensation and Nominating Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Commission Rule 14a-8 of Regulation 14A under the Exchange Act, and (vi) if the communication relates to a director nominee being recommended by the stockholder, include appropriate biographical information of the candidate.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, our Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chief Executive Officer, the chairman of the Governance, Compensation and Nominating Committee , or to each of the independent directors, as the case may be.

Our Secretary may, in his or her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent director, our Secretary may not copy any member of management in forwarding such communications. In addition, our Secretary may not, in his or her sole discretion and acting in good faith, forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient, and any such correspondence may be forwarded elsewhere for our review and possible response.

Board Attendance at the Annual Meeting of Stockholders

We do not have a formal policy requiring members of the Board of Directors to attend the annual meetings of stockholders, but we encourage all directors to attend these meetings. There was no annual meeting of stockholders for calendar year 2012.

Compensation of Directors

Under our bylaws, by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. The bylaws do not preclude a director from serving the Company in any other capacity and receiving compensation for his or her work in that other capacity. On July 16, 2012, Mr. Watson, Mr. Lowe, and Mr. Helfert approved the issuance of 50,000 shares of common stock to Mr. Miller as compensation for his service on EnerJex’s Board of Directors during 2012.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has been the subject of any order, judgment, or decree of any court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

None of our directors or executive officers has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a pending criminal proceeding.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, as well as to directors, officers and employees of each subsidiary of EnerJex. Our Code of Ethics was filed as Exhibit 99.6 to the Annual Report on Form 10-KSB for the year ended March 31, 2007, that was filed on June 13, 2007. A copy of our Code of Business Conduct and Ethics will be provided to any person, without charge, upon request. It is available on our website:  www.enerjex.com , or you may contact Robert G. Watson, Jr. at 210-451-5545 to request a copy of the Code or send your request to EnerJex Resources, Inc., Attn: Robert G. Watson, Jr. 4040 Broadway, Suite 508, San Antonio, Texas 78209. If any substantive amendments are made to the Code of Business Conduct and Ethics or if we grant any waiver, including any implicit waiver, from a provision of the Code to any of our officers and directors, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our articles of incorporation exclude personal liability for our directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any Director's liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a director if he acted in good faith and in a manner he believed to be in our best interests.

Nevada Anti-Takeover Law and Charter and Bylaw Provisions

Depending on the number of residents in the state of Nevada who own our shares, we could be subject to the provisions of Sections 78.378 et seq .. of the Nevada Revised Statutes which, unless otherwise provided in a company's amended and restated articles of incorporation or bylaws, restricts the ability of an acquiring person to obtain a controlling interest of 20% or more of our voting shares. Our amended and restated articles of incorporation and bylaws do not contain any provision which would currently keep the change of control restrictions of Section 78.378 from applying to us.

We are subject to the provisions of Sections 78.411 et seq . of the Nevada Revised Statutes. In general, this statute prohibits a publicly held Nevada corporation from engaging in a "combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the combination or the transaction by which the person became an interested stockholder is approved by the corporation's Board of Directors before the person becomes an interested stockholder. After the expiration of the three-year period, the corporation may engage in a combination with an interested stockholder under certain circumstances, including if the combination is approved by the Board of Directors and/or stockholders in a prescribed manner, or if specified requirements are met regarding consideration. The term "combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 10% or more of the corporation's voting stock. A Nevada corporation may "opt out" from the application of Section 78.411 et seq. through a provision in its amended and restated articles of incorporation or bylaws. We have not "opted out" from the application of this section.

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Apart from Nevada law, however, our amended and restated articles of incorporation and bylaws do not contain any provisions which are sometimes associated with inhibiting a change of control from occurring (i.e., we do not provide for a staggered board, or for "super-majority" votes on major corporate issues). However, we do have 10,000,000 shares of authorized "blank check" preferred stock, which could be used to inhibit a change in control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED

STOCKHOLDER MATTERS.

The following table presents information, to the best of our knowledge, about the ownership of our common stock on May 15, 2013, relating to those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 67,805,279 shares of common stock issued and outstanding as of May 15, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after May 15, 2013, pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of EnerJex's common stock.

		Percent of Outstanding
Name and Address of Beneficial Owner (1)	Number of Shares	Shares of Common Stock (2)
Robert G. Watson, Jr., CEO and Director (3)	4,562,500	6.73%
R. Atticus Lowe, Director (4)(5)(6)	26,754,977	0.19%
Lance W. Helfert, Director (4)(5)(7)	26,828,391	0.30%
James G. Miller, Director	2,173,871	3.20%
West Coast Opportunity Fund LLC (4) 1205 Coast Village Road Montecito, CA 93108	11,812,469	17.41%
Montecito Venture Partners, LLC (5) 1205 Coast Village Road Montecito, California 93108	14,813,923	21.84%
Newman Family Trust	5,000,000	7.37%
John A. Loeffelbein (8)	3,944,648	5.81%
Directors, Officers and Beneficial Owners as a Group (9)	42,637,995	62.85%

(1)	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of the Registrant, 4040 Broadway, Suite 508, San Antonio, Texas 78209.
(2)	Figures are rounded to the nearest hundredth of a percent.
(3)	Includes 4,000,000 shares held by RGW Energy, LLC, of which Mr. Watson is the sole member, and 562,500 shares under an option granted to Mr. Watson to purchase 900,000 shares of common stock at $0.40 per share. Mr. Watson vests in that option in equal monthly increments over 48 months commencing January 1, 2011.
(4)	West Coast Asset Management, Inc. (the "Managing Member") is the Managing Manager of West Coast Opportunity Fund, LLC, which directly owns all of the shares listed opposite its name in the table above. R. Atticus Lowe and Lance W. Helfert serve on the investment committee of the Managing Member. Each Reporting Person disclaims beneficial ownership of all securities reported herein, except to the extent of their pecuniary interest therein, if any, and this report shall not be deemed an admission that such Reporting Person is the beneficial owner of the shares for purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purposes.
(5)	Montecito Venture Partners, LLC, is a controlled affiliate of West Coast Asset Management, Inc. R. Atticus Lowe and Lance W. Helfert are the Managers of Montecito Venture Partners, LLC, which directly owns all of the shares listed opposite its name in the table above. Each Reporting Person disclaims beneficial ownership of all securities reported herein, except to the extent of their pecuniary interest therein, if any, and this report shall not be deemed an admission that such Reporting Person is the beneficial owner of the shares for purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purposes.
(6)	Includes 128,585 shares held directly held by Mr. Lowe. The remaining shares are held by West Coast Opportunity Fund, LLC (see footnote 4) and Montecito Venture Partners, LLC (see footnote 5). Mr. Lowe disclaims beneficial ownership of all securities reported herein, except to the extent of his pecuniary interest therein, if any, and this report shall not be deemed an admission that Mr. Lowe is the beneficial owner of the shares for purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purposes

(7)	Includes 53,577 shares held directly by Mr. Helfert and 148,422 shares held by Mr. Helfert’s children. The remaining shares are held by West Coast Opportunity Fund, LLC (see footnote 4) and Montecito Venture Partners, LLC (see footnote 5). Mr. Helfert disclaims beneficial ownership of all securities reported herein, except to the extent of his pecuniary interest therein, if any, and this report shall not be deemed an admission that Mr. Helfert is the beneficial owner of the shares for the purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purposes.

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(8)	Includes 3,765,892 shares held by Coal Creek Energy, LLC. Mr. Loeffelbein disclaims beneficial ownership of all securities reported herein, except to the extent of his pecuniary interest therein, if any, and this report shall not be deemed an admission that such Mr. Loeffelbein is the beneficial owner of the shares for purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purposes.
(9)	Excludes shares beneficially owned by Mr. Lowe and Mr. Helfert that are already counted for by West Coast Opportunity Fund, LLC and Montecito Venture Partners, LLC .

Transactions With Related Persons, Promoters And Certain Control Persons

We describe below transactions and series of similar transactions that have occurred during this fiscal year ended December 31, 2012, to which we were a party or will be a party in which

•	The amounts involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years ($311,489); and

•	A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

On December 31, 2012, we entered into a Securities and Asset Purchase Agreement, effective as of November 30, 2012, with James D. Loeffelbein and Enutroff, LLC, whereby we agreed to purchase certain assets and 2,000,000 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe all but one of our officers, directors, and greater than ten percent beneficial holders were current in their 16(a) reports. Douglas W. Wright, our Chief Financial Officer, failed to make a timely Form 3 filing.

COMPENSATION OF EXECUTIVES AND DIRECTORS

Compensation Discussion and Analysis

Because we are a "smaller reporting company," as defined by 17 CFR § 229.10(f)(1), we are not required to provide a compensation discussion and analysis in this Proxy Statement. Nevertheless, we provide this Compensation Discussion and Analysis to address the aspects of our compensation programs and explain our compensation philosophy, policies, and practices with respect to our Named Executive Officers that are listed in the "Summary Compensation Table" on page 14. During fiscal 2012, these individuals were: Robert G. Watson, Jr., our Chief Executive Officer, and Douglas W. Wright, our Chief Financial Officer.

Our compensation program is designed to recruit and retain as executive officers individuals with the highest capacity to develop, grow and manage our business, and to align their compensation with our short-term and long-term goals. To do this, our compensation program for executive officers is made up of the following main components: (i) base salary, designed to compensate our executive officers for work performed during the fiscal year; (ii) short-term incentive programs, designed to reward our executive officers for our yearly performance and for their individual performances during the fiscal year; and (iii) equity-based awards, meant to align our executive officers interests with our long-term performance.

The Board has appointed a Governance, Compensation and Nominating Committee, which consists of James G. Miller and Lance W. Helfert, to assist the Board in discharging its responsibilities relating to compensation matters, including matters relating to compensation programs for directors and executive officers. At present, our Board of Directors has affirmatively determined that Mr. Miller is an "independent" director, as defined by Section 803 of the American Stock Exchange Company Guide. The Governance, Compensation and Nominating Committee has overall responsibility for evaluating and approving our compensation plans, policies and programs, setting the compensation and benefits of executive officers, and granting awards under and administering our equity compensation plans. The Governance, Compensation and Nominating Committee is charged with, among other things, establishing compensation practices and programs that are (i) designed to attract, retain and motivate exceptional leaders, (ii) structured to align compensation with our overall performance and growth in distributions to stockholders, (iii) implemented to promote achievement of short-term and long-term business objectives consistent with our strategic plans, and (iv) applied to reward performance. The Committee administered the Amended and Restated Enerjex Resources, Inc. Stock Incentive Plan (as amended through October 14, 2008, the "Old Plan"). In accordance with its Charter, the Governance, Compensation and Nominating Committee may delegate some of its functions to subcommittees.

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We structure total compensation for our executives to provide a guaranteed amount of cash compensation in the form of competitive base salaries, while also providing a meaningful amount of annual cash compensation that is at risk and dependent on our performance and individual performances of the executives, in the form of discretionary annual bonuses. We also seek to provide a portion of total compensation in the form of equity-based awards under our equity plans, in order to align the interests of executives and other key employees with those of our Stockholders and for retention purposes. Historically, we have not made regular annual grants of awards under our Plan. Going forward, we expect that equity-based awards may be made more regularly and that equity-based awards may become more prominent in our annual compensation decision-making process.

Compensation decisions for individual executive officers are the result of the subjective analysis of a number of factors, including the individual executive officers experience, skills or tenure with us and changes to the individual executive officers position. In evaluating the contributions of executive officers and our performance, although no pre-determined numerical goals were established, a variety of financial measures have been generally considered, including non-GAAP financial measures used by management to assess our financial performance.

In making individual compensation decisions, the Governance, Compensation and Nominating Committee historically has not relied on pre-determined performance goals or targets. Instead, determinations regarding compensation have been the result of the exercise of judgment based on reasonably available information and, to that extent, were discretionary. Each executive officer's current and prior compensation is considered in setting future compensation. The Governance, Compensation and Nominating Committee will consider the amount of each executive officer's current compensation as a base against which determinations are made as to whether increases are appropriate to retain the executive officer in light of competition or in order to provide continuing performance incentives. Subject to the provisions contained in the executive officer's employment agreement, if any, the Governance, Compensation and Nominating Committee has the discretion to adjust any of the components of compensation to achieve our goal of recruiting, promoting and retaining as executive officers, individuals with the skills necessary to execute our business strategy and develop, grow and manage our business.

The Governance, Compensation and Nominating Committee has historically relied upon the judgment and industry experience of its members in making decisions with respect to total compensation and with respect to the allocation of total compensation among our three main components of compensation. Going forward, we expect that the Governance, Compensation and Nominating Committee may make compensation decisions taking into account trends occurring within our industry, including from a peer group of companies. Additionally, we expect that the Governance, Compensation and Nominating Committee may take into account trends occurring within a group of publicly traded energy companies with market capitalizations in the same range as our own, including from a peer group of companies.

Base salaries for our executive officers will be determined annually by an assessment of our overall financial and operating performance, each executive officer's performance evaluation and changes in his or her responsibilities. While many aspects of performance can be measured in financial terms, senior management will also be evaluated in areas of performance that are more subjective. These areas include the development and execution of strategic plans, the exercise of leadership in the development of management and other employees, innovation and improvement in our business activities and each executive officer's involvement in industry groups and in the communities that we serve. We seek to compensate executive officers for their performance throughout the year with annual base salaries that are fair and competitive within our marketplace. We believe that executive officer base salaries should be competitive with salaries for executive officers in similar positions and with similar responsibilities in our marketplace and adjusted for financial and operating performance and each executive officers performance evaluation, length of service with us and previous work experience. Individual salaries have historically been established by the Governance, Compensation and Nominating Committee based on the general industry knowledge and experience of its members, in alignment with these considerations, to ensure the attraction, development and retention of superior talent. Going forward, we expect that the Governance, Compensation and Nominating Committee will continue to focus on the above considerations and may also take into account relevant market data, including data from our peer group when determining compensation for the Company's executive officers. In 2012, we amended and restated the Company's employment agreement with Robert G. Watson, Jr. and entered into an employment agreement with Douglas M. Wright. In connection with approving the amended and restated employment agreement with Robert G. Watson, Jr., the Governance, the Compensation and Nominating Committee approved a base salary increases for 2013 for Mr. Watson so that he will receive $225,000 per year rather than $150,000.

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Executive officers are rewarded for their contribution to our financial and operational success through the award of discretionary annual cash incentive bonuses. Annual cash incentive awards, if any, for the Chief Executive Officer are determined by the Governance, Compensation and Nominating Committee .

Long-term incentive compensation in the form of equity grants are used to provide incentives for performance that leads to enhanced stockholder value, encourage retention and closely align the executive officers interests with the interest of our Stockholders. Under the Old Plan, the Company has awarded stock options and restricted stock.

Summary Compensation Table

The following table sets forth summary compensation information for the fiscal year ended December 31, 2012, and the fiscal year ended December 31, 2011 for our Chief Executive Officer and our Chief Financial Officer. We did not have any other executive officers as of the end of fiscal 2010 whose total compensation exceeded $100,000. We refer to our Chief Executive Officer and our Chief Financial Officer as our "Named Executive Officers" elsewhere in this report.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Nonequity Incentive Plan Compensation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Robert G. Watson, Jr., Chief Executive	2012	150,000	-	-	-		-	-	-	150,000
Officer (1)	2011	150,000	-	-			-	-	-	150,000
	2010				900,000	(f)(3)

Douglas Wright, Chief Financial	2012	140,000	-	-	750,000	(f)(4)	-	-	-	140,000
Officer (2)

(a)(1)    On December 31, 2010, we entered into an employment agreement with Robert G. Watson, Jr. This employment agreement was amended and restated on December 31, 2012. Mr. Watson's employment agreement terminates on December 31, 2014. For each calendar year that Mr. Watson's employment agreement is in effect, he is entitled to a cash bonus subject to him meeting performance criteria that the Board of Directors deems appropriate. In fiscal year ending December 31, 2012, no bonus was awarded. Mr. Watson has the option to receive health insurance coverage for him and his dependents at the cost and expense of EnerJex or $1,000 per month to reimburse Mr. Watson for an individual health insurance plan. He may also receive fringe benefits that the Board determines are to be provided to our employees generally.

(a)(2)    On July 6, 2012, the Board unanimously approved an employment offer to Douglas M. Wright. Under the employment agreement, effective as of August 15, 2012, which expires on December 31, 2013, Mr. Wright will have the potential to earn an annual bonus at the discretion of the Board. For each calendar year that Mr. Wright's employment agreement is in effect, he is entitled to a cash bonus subject to him meeting performance criteria that the Chief Executive Officer deems appropriate. In fiscal year ending December 31, 2012, no bonus was awarded. Mr. Wright has the option to receive health insurance coverage for him and his dependents at the cost and expense of us or $1,500 per month to reimburse Mr. Wright for an individual health insurance plan. We will reimburse Mr. Wright for up to Five Thousand Dollars ($5,000.00) of relocation related expenses incurred by Employee. He may also receive fringe benefits that the Board determines are to be provided to our employees generally.

(d)    We may award discretionary annual bonuses to our named executives for their performance. No bonuses were paid for fiscal 2012.

(f)(3)    On October 14, 2008, the Board of Directors adopted and the stockholders approved the Amended and Restated EnerJex Resources, Inc. Stock Incentive Plan (the “Plan”). Mr. Watson was granted options to purchase 900,000 of shares of common stock at $0.40 per share under the Plan, (A) in which option he will vest in equal monthly increments over a period of 48 months, and in full upon a change of control or the sale of all or substantially all of its assets, and (B) which option will have a term of five (5) years.

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(f)(4)    We have agreed to grant to Mr. Wright an option expiring on July 31, 2017, to purchase 750,000 shares of our common stock at a cash exercise price equal to the fair market value of those shares as of the date when the option grant is approved by our Board of Directors. The options will vest in six equal tranches of 125,000 options every six months over a three year period, and Mr. Wright must exercise the options within three months of employment termination or forfeit them. The Board expects to formally approve that option grant immediately following our stockholders’ approving the proposed new Stock Incentive Plan at our annual stockholders’ meeting.

Equity Compensation Plans

We currently have two equity compensation plans, each of which has been approved by our stockholders. Any outstanding stock options issued under our prior equity compensation plans remain effective in accordance with their terms. Officers (including officers who are members of the Board of Directors), directors, employees and consultants are eligible to receive options under our stock option plans.  The Governance, Compensation and Nominating Committee administers the stock option plans and determines those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised.

Each option granted under the stock option plans will be exercisable for a term of not more than 10 years after the date of grant.  Certain other restrictions will apply in connection with the plans when some awards may be exercised.  In the event of a change of control (as defined in the stock option plans), the vesting date on which all options outstanding under the stock option plans may first be exercised will be accelerated.  Generally, all options terminate 90 days after a change of control.

2000/2001 Stock Option Plan

The Board of Directors approved our 2000/2001 Stock Option Plan on September 25, 2000, and our stockholders ratified the plan. The entire Board of Directors administers this plan. The total number of options that can be granted under the plan is 200,000 shares and all such shares were previously granted to the former Chief Executive Officer, C. Stephen Cochennet. On August 3, 2009, we exchanged these outstanding options for 50,000 shares of restricted common stock. Therefore, all 200,000 shares reserved for issuance under this plan are available again for issuance.

Under this plan, only officers, employees and directors who are also employees or any of its subsidiaries will be eligible to receive grants of incentive stock options. Officers, employees and directors (whether or not they are also employees) of EnerJex or any of its subsidiaries, as well as consultants, independent contractors or other service providers by us or any of our subsidiaries will be eligible to receive grants of nonqualified options. Non-qualified stock options will be granted by the Board of Directors with an option price not less than 85% of the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the stock option plan be less than the fair market value of such common stock. However the price shall not be less than 110% of the fair market value per share on the date of the grant in the case of an individual then owning more than 10% of the total combined voting power of all classes of stock of the corporation.

Each option granted under the stock option plan will be assigned a time period for exercising not to exceed ten years after the date of the grant. Certain other restrictions will apply in connection with this plan when some awards may be exercised.

Generally, all options under this plan terminate 90 days after a change of control if the option holder is terminated other than for cause.

The 2002-2003 Stock Option Plan/Stock Incentive Plan

The Board of Directors approved the EnerJex Resources, Inc. Stock Option Plan on August 1, 2002 (the "2002-2003 Stock Option Plan"). Originally, the total number of options that could be granted under the 2002-2003 Stock Option Plan was not to exceed 400,000 shares. Originally, the total number of options that could be granted under the 2002-2003 Stock Option Plan was not to exceed 400,000 shares. In September 2007, our stockholders approved a proposal to amend and restate the 2002-2003 Stock Option Plan to increase the number of shares issuable to 1,000,000. On October 14, 2008, our stockholders approved a proposal to amend and restate the 2002-2003 Stock Option Plan to (i) rename it the EnerJex Resources, Inc. Stock Incentive Plan (the "Stock Incentive Plan"), (ii) increase the maximum number of shares of our common stock that may be issued under the Stock Incentive Plan from 1,000,000 to 1,250,000, and (iii) add restricted stock as an eligible award that can be granted under the Stock Incentive Plan. We had previously granted 238,500 options under this plan. On August 3, 2009, we exchanged all 238,500 outstanding options for 59,700 shares of our restricted common stock. In addition, we granted 151,750 shares of restricted common stock under the Stock Incentive Plan to employees for fiscal 2009 bonuses and 59,300 shares to our officers and directors for the prior rescission of stock options in fiscal 2008.

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General Terms of 2002-2003 Stock Option Plan/Stock Incentive Plan

Officers (including officers who are members of the Board of Directors), directors, and other employees and consultants and our subsidiaries (if established) are eligible to receive awards under the 2002-2003 Stock Option Plan and the Stock Incentive Plan. The Governance, Compensation and Nominating Committee administers these plans and determines those persons to whom awards will be granted, the number of and type of awards to be granted, the provisions applicable to each grant and the time periods during which the awards may be exercised. No awards may be granted more than ten years after the date of the adoption of the plans.

Non-qualified stock options will be granted by the committee with an option price equal to the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. The Governance, Compensation and Nominating Committee may, in its discretion, determine to price the non-qualified option at a different price. In no event may the option price with respect to an incentive stock option granted under the plans be less than the fair market value of such common stock to which the incentive stock option relates on the date the incentive stock option is granted. However the price of an incentive stock option will not be less than 110% of the fair market value per share on the date of the grant in the case of an individual then owning more than 10% of the total combined voting power of all of our classes of stock.

Each option granted under the plans will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with the plans when some awards may be exercised.

Restricted stock will have full dividend, voting and other ownership rights, unless otherwise indicated in the applicable award agreement pursuant to which it is granted. If any dividends or distributions are paid in shares of common stock during the restricted period, the applicable award agreement may provide that such shares will be subject to the same restrictions as the restricted stock with respect to which they were paid.

As amended, the 2002-2003 plan terminates on October 13, 2018, and no options will be granted under these plans after that date.

These plans are intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for our continued success and growth, to aid in retaining individuals who put forth such effort, and to assist in attracting the best available individuals in the future.

On December 31, 2010, we granted to Robert G. Watson, Jr., 900,000 options that vest ratably over a 48 month period and are exercisable at $0.40 per share to an Officer.  The term of the options is 5 years. The fair market value of the options on the date of grant as calculated using the Black-Scholes model was $307,751, using the following weighted average assumptions:  exercise price of $0.40 per share; common stock price of $0.40 per share; volatility of 128%; term of five years; dividend yield of 0%; interest rate of 1.95%.  The amount recognized as expense in the year ended December 31, 2011 was $76,938, and the amount of expense to be recognized in future periods is $230,813.

On June 1, 2012, we granted options for the purchase of 45,000 shares that vest a portion of the shares immediately, then the remaining 30,000 shares vests in three equal parts every six months over a three year period to two employees. In addition, we have agreed to grant to Mr. Wright, our chief financial officer, an option expiring on July 31, 2017, to purchase 750,000 shares of our common stock at a cash exercise price equal to the fair market value of those shares as of the date when the option grant is approved by our Board of Directors. The options will vest in six equal tranches of 125,000 options every six months over a three year period, and Mr. Wright must exercise the options within three months of employment termination or forfeit them. The Board expects to formally approve that option grant immediately following our stockholders’ approving the proposed new Stock Incentive Plan at our annual stockholders’ meeting. The fair value of the option on the date of the grant was calculated using the Black-Scholes model was $167,032 using the following weighted average assumptions: exercise price of $0.70 per share; common stock price of $0.56 per share; volatility of 116%; term of three years; dividend yield of 0%; interest rate of .47%. The amount recognized as expense in the year ended December 31, 2012 was $18,825 and the amount of expense is recognized in future period is $148,208.

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Employment Agreements

Robert G. Watson, Jr. – Chief Executive Officer

On December 31, 2012, we entered into an Amended and Restated Employment Agreement with Robert G. Watson, Jr., pursuant to which (i) we will employ Mr. Watson as its chief executive officer for a term ending on December 31, 2014, (ii) we will pay to Mr. Watson base compensation of $225,000 per year, plus such discretionary cash bonus as the Board of Directors determines to be appropriate, and (iii) if we terminate Mr. Watson's employment without "Cause" (as defined in the Employment Agreement), then we will pay to Mr. Watson as severance pay (A) the Base Compensation that would have accrued during the remainder of the term of that Employment Agreement, and (B) if that termination occurs after 16 months of employment, we also will pay to Mr. Watson additional severance pay in the amount of $150,000.

Douglas M. Wright – Chief Financial Officer

On August 15, 2012, we entered into an Employment Agreement with Douglas M. Wright, pursuant to which (i) we will employ Mr. Wright as Chief Financial Officer for a term ending on December 31, 2013; (ii) we will pay to Mr. Wright base compensation of $140,000 plus such discretionary bonus as our Board of Directors determines to be appropriate; (iii) we have agreed to seek approval of a new stock incentive plan and the reservation thereunder of shares sufficient in order to enable us to grant to Mr. Wright an option to purchase 750,000 shares of common stock, expiring on July 31, 2017, vesting in six equal tranches of 125,000 options every six months over a period of 3 years, and exercisable at a price per share equal to the fair market value of our common stock on the date on which the option grant to Mr. Wright is formally approved by our Board of Directors; and (iv) if we terminate Mr. Wright's employment without "Cause" (as defined in the Employment Agreement), then we will pay to Mr. Wright as severance pay in the amount of $35,000.

Potential Payments Upon Termination or Change in Control

We entered into employment agreements with our Chief Executive Officer and Chief Financial Officer, which could result in payments to Mr. Watson and Mr. Wright because of their resignations, incapacities or disabilities, or other termination of employment with us or our subsidiaries, or a change in control, or a change in his responsibilities following a change in control.

Termination Under the Equity Plans

Under our 2000/2001 Stock Option Plan, if the person receiving the option (the optionee) ceases to be employed by us for any reason other than for disability or cause, the optionee's options will expire not later than 3 months afterwards. During this 3 month period and prior to the time the option expires under the terms of the option, the optionee may exercise any option that we have granted to him, but only to the extent that the options were exercisable on the date of termination of his employment. Unless exercised during this period, these options will expire at the end of the 3 month period unless the options are to terminate sooner under the terms and conditions of the option. The decision as to whether a termination for a reason other than disability, cause or death has occurred are made by the Board of Directors, whose decision shall be final and conclusive. If an optionee ceases to be employed by us for reason of disability, the optionee's options will expire not later than 1 year after the date that he or she is terminated. During this 1 year period and prior to the expiration of the option under its terms, the optionee may exercise any option granted to him, but only to the extent that the options were exercisable on the date of termination of his employment because of his or her disability. Except as so exercised, optionee's options will expire at the end of the one 1 year period unless the options are to terminate sooner under the terms and conditions of the option. The decision as to whether a termination by reason of disability has occurred is determined by the Board of Directors.

Under our Amended and Restated 2002-2003 Stock Option Plan, if an optionee ceases to be employed by, or ceases to have a relationship with us for any reason other than for disability or cause, the optionee's options will expire not later than three 3 months thereafter. During the three 3 month period and prior to the expiration of the Option by its terms, the optionee may exercise any option granted to him, but only to the extent such options were exercisable on the date of termination of his employment or relationship and except as so exercised, such options shall expire at the end of such three 3 month period unless such options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred are made by the Governance, Compensation and Nominating Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by us.

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Termination Under the Employment Agreements

Termination Without Cause or Disability, Including a Change in Control

Under Mr. Watson's employment agreement, if Mr. Watson is terminated not for cause or disability, we will pay Mr. Watson all accrued and unpaid wages, including for accrued and unused vacation time and any annual bonus accrued through the date of termination. In addition, he will receive the salary that he would have earned through December 31, 2014. If Mr. Watson is terminated after June 31, 2014, he will also receive an additional sum of $150,000.

Under Mr. Wright's employment agreement, if Mr. Wright is terminated not for cause or disability, we will pay Mr. Wright all accrued and unpaid wages, including for accrued and unused vacation time and any annual bonus accrued through the date of termination. If Mr. Wright is terminated after February 15, 2014, he will also receive an additional sum of $35,000.

Termination Because of Disability

Under Mr. Watson's and Mr. Wright's employment agreements, if the employee is terminated because of disability, he is entitled to receive all accrued and unpaid wages, including for accrued and unused vacation time and any annual bonus accrued through the date of termination.

Option Exercises for Fiscal 2012

There were no options exercised by our Named Executive Officers in fiscal year 2012.

Grants of Plan-Based Awards in Fiscal Year 2012

We have agreed to grant to Mr. Wright an option expiring on July 31, 2017, to purchase 750,000 shares of our common stock at a cash exercise price equal to the fair market value of those shares as of the date when the option grant is approved by our Board of Directors. The options will vest in six equal tranches of 125,000 options every six months over a three year period, and Mr. Wright must exercise the options within three months of employment termination or forfeit them. The Board expects to formally approve that option grant immediately following our stockholders’ approving the proposed new Stock Incentive Plan at our annual stockholders’ meeting.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table lists the outstanding equity incentive awards held by our named executive officers as of the fiscal year ended December 31, 2012.

Name	Option Awards							Stock Awards
	Fiscal Year	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested

Robert G. Watson	2010	-	-	900,000	(1)	$0.40	12/31/2015	-	-
Douglas Wright	2012	-	-	750,000	(2)	$0.70	7/31/2017	-	-

(1)     Stock options issued to Mr. Watson pursuant to our 2008 Stock Incentive Plan are subject to time-based vesting requirements, which must be satisfied before the options are fully vested and eligible to be exercised. The options vest in equal monthly increments over a period of 48 months, and in full upon a change of control of the company or the sale of all or substantially all of its assets. The options have a term of 5 years.

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(2)     We are seeking approval of a new equity plan in this Annual Meeting for use in granting options and issuing shares of restricted stock. We have agreed to grant to Mr. Wright an option expiring on July 31, 2017, to purchase 750,000 shares of our common stock at a cash exercise price equal to the fair market value of those shares as of the date when the option grant is approved by our Board of Directors. The options will vest in six equal tranches of 125,000 options every six months over a three year period, and Mr. Wright must exercise the options within three months of employment termination or forfeit them. The Board expects to formally approve that option grant immediately following our stockholders’ approving the proposed new Stock Incentive Plan at our annual stockholders’ meeting.

Director Compensation

The following table sets forth summary compensation information for the period ended December 31, 2012, for each of our non-employee directors.

Name	Fees Earned or Paid in Cash $	Stock Awards $		Option Awards (1) $	All Other Compensation $	Total $
James G. Miller (2)	$	$35,000	(1)	$-0-	$	$

(1)	Amount represents the estimated fair market value of shares of common stock issued for board retainer fees for the year-end period ended December 31, 2012 under SFAS 123(R).

(2)	For 2012, Mr. Miller received a grant of 50,000 shares of common stock at a fair market value of $.70 per share, as compensation for his services to the company.

Aggregated Option/SAR* Exercises In Last Fiscal Year

and FY End Option/SAR Values

Name	Shares Acquired on Exercise	Value Realized	Number of Exercisable Securities Underlying Unexercised Options at FY-End	Value of Unexercised In-the-money Options At FY-End Exercisable
James G. Miller	50,000	$35,000

*We have not granted any Stock Appreciation Rights ("SAR").

For 2012, James G. Miller, the Company's independent director and Chairman of its Audit and Governance, Compensation and Nominating Committees, was compensated for his services by a grant of 50,000 shares of the Company's common stock.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the "bylaws") provide that the Board of Directors shall consist of 2 to 7 members, as fixed by the Board of Directors from time to time. Following the Annual Meeting, the number of our Board of Directors shall be fixed at 4 until changed by the Board of Directors.

Pursuant to our bylaws, directors are to be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if an annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, is to hold office until the expiration of the term for which he or she is elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in our bylaws. If there are vacancies in the Board, our bylaws provide that a majority of the remaining directors may fill the vacancies, even if they constitute less than a quorum, or by the sole remaining director. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors so long as a majority of the outstanding shares entitled to vote consent in the event that the election is performed by written consent. Each director elected by the Board in the event of a vacancy may hold office until the expiration of the term for which he or she was elected and qualified or until he or she resigns, is removed, or has his or her office declared vacant. Any director may resign, and any or all of the directors may be removed without cause if the removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote.

At the Annual Meeting, four directors are to be elected by the holders of the common stock and preferred stock to serve until the 2014 Annual Meeting of our stockholders and until such directors' respective successors are elected or appointed and qualify or until any such director's earlier resignation or removal. The Board has nominated Robert G. Watson, Jr., R. Atticus Lowe, Lance W. Helfert and James G. Miller for election to the Board of Directors at the Annual Meeting. Each of these nominees has been a director since December 31, 2010. The Board of Directors has been informed that all of the nominees have consented to being named as nominees and are willing to serve as directors. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our bylaws.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

Name	Position with the Company	Age	Term to Expire
Robert G. Watson, Jr.	Chief Executive Officer; Director	36	2013 Annual Meeting
R. Atticus Lowe (1)	Senior Vice President of Corporate Development; Director	32	2013 Annual Meeting
James G. Miller (1), (2)	Director	64	2013 Annual Meeting
Lance W. Helfert (2)	Director	39	2013 Annual Meeting

Other Executive Officers

Douglas M. Wright	Chief Financial Officer	60	N/A

(1)	Member of the Audit Committee
(2)	Member of the Governance, Compensation And Nominating Committee

Business Experience:

The principal occupation and business experience during the last five years for each of our Directors and Executive Officers are as follows. Such information is based upon information received by us from such persons.

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Robert G. Watson, Jr. Mr. Watson has served as President, Chief Executive Officer, and Secretary since December 31, 2010. Prior to joining EnerJex, he co-founded Black Sable Energy, LLC, approximately 5 years ago and served as its Chief Executive Officer. During his tenure at Black Sable, Mr. Watson was responsible for the company's acquisition and development of two grassroots oil projects in South Texas, both of which were partnered with larger oil and gas companies on a promoted basis. Prior to founding Black Sable, he was a Senior Associate at American Capital, Ltd. (NASDAQ: ACAS), a publicly traded private equity firm and global asset manager with more than $100 billion of total assets under management. Mr. Watson began his career in the Energy Investment Banking Group at CIBC World Markets and subsequently founded and served as the Managing Partner of Centerra Energy Partners, LLC. Mr. Watson's experience in acquiring and developing oil projects, his knowledge of financial markets, and his managerial and leadership abilities that he has demonstrated while serving as the Company's President and Chief Executive Officer and as chief executive officer for Black Sable Energy, LLC, led to the Board's conclusion that he should serve as a director.

R. Atticus Lowe. Mr. Lowe has served as Senior Vice President of Corporate Development since 2011 and as a Director since December 31, 2010. Mr. Lowe is the Chief Investment Officer of West Coast Asset Management, Inc., a registered investment advisor that has invested more than $200 million in the oil and gas industry on behalf of its principals and clients since 2000. He serves as a director and chairman of the audit committee for a privately held oil and gas company with producing assets located in the DJ Basin. Mr. Lowe is a CFA charterholder. His experience in business and finance and his experience as a director and chairman of the audit committee of a company in the oil and gas industry led to the Board's conclusion that he should serve as a director.

James G. Miller. Mr. Miller has served as a Director since December 31, 2010. Mr. Miller retired in 2002 after serving as the Chief Executive Officer of Utilicorp United, Inc.'s business unit responsible for the company's electricity generation and electric and natural gas transmission and distribution businesses, which served 1.3 million customers in seven mid-continent states. Utilicorp traded on the New York Stock Exchange, and the company was renamed Aquila in 2002. In 2007, Utilicorp's electricity assets in northwest Missouri were acquired by Great Plains Energy Incorporated (NYSE: GXP) for $1.7 billion, and its natural gas properties and other assets were acquired by Black Hills Corporation (NYSE: BKH) for $940 million. Mr. Miller joined Utilicorp in 1989 through its acquisition of Michigan Gas Utilities, for which he served as the president from 1983 to 1991. Mr. Miller also is a member of the board of directors of Guardian 8 Holdings. He currently serves as Chairman of The Nature Conservancy, Missouri Chapter, for which he has been a Trustee for the past 12 years. Mr. Miller's experience as a chief executive officer and president, as well as his experience from serving as a board member, led to the Board's conclusion that he should serve as a director.

Lance W. Helfert. Mr. Helfert has served as a Director since December 31, 2010. Mr. Helfert is the President and a co-founder of West Coast Asset Management, Inc. (WCAM), a registered investment advisor located in Montecito, California. Prior to co-founding WCAM, he managed a portfolio at Wilshire Associates and was involved in a full range of financial strategies at M.L. Stern & Co. Mr. Helfert is a co-author of The Entrepreneurial Investor: The Art, Science and Business of Value Investing, a book published by John Wiley & Sons. He has been featured in Kiplinger's Personal Finance, Forbes, Barron's, Fortune Magazine, and the Market Watch for his unique market prospective. In addition, Mr. Helfert has been a frequent guest commentator on CNBC and the Fox Business networks. Mr. Helfert has also served on the board of directors for Junior Achievement of Southern California and the Tri-Counties Make-A-Wish Foundation. Mr. Helfert's knowledge of the capital markets, coupled with his knowledge and understanding of finance and financial reporting led the Board to conclude that he should serve as a director.

Douglas M. Wright. Doug has been Chief Financial Officer since August 2012. Mr. Wright served as Corporate Controller and Chief Accounting Officer of Nations Petroleum Company Ltd. from 2006 to August 2012. Prior to Nations, he served as a Manager of Financial Reporting for Noble Energy (contract). In 1996, he founded Fashion Investments Inc. and served as its Chief Executive Officer until 2005. Fashion Investments owned and operated the largest independent commercial laundry facility in Colorado Springs. From 1986 to 1996, Mr. Wright worked for Oryx Energy Company in various capacities including, Manager, Financial Reporting, Manager, Strategic Planning and General Auditor. From 1977 to 1986, he served as a Senior Manager with Deloitte & Touche. Mr. Wright is a Certified Public Accountant and earned his B.A. from the University of Pittsburgh and his MBA from the University of North Texas.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen to become a director or executive officer.

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Involvement in Certain Legal Proceedings

No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE
NOMINEES NAMED IN PROPOSAL NO. 1.

PROPOSAL NO. 2:

ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE
OFFICERS

We, as a smaller reporting company, are required under Section 14A(a)(1) of the Securities Exchange Act of 1934 (Exchange Act), which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Financial Reform Act), to provide a resolution subject to stockholder vote to approve the compensation of executives at its first annual or other stockholder meeting occurring on or after June 6, 2013, at which directors will be elected. Therefore, we are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in the Compensation of Executives and Directors section of this proxy statement, included above, particularly the "Compensation Discussion and Analysis," the Summary Compensation table, and the related compensation tables, notes, and narrative for our 2013 Annual Meeting.

As described above in the Compensation of Executives and Directors section of this proxy statement, our compensation programs are designed to support its business goals and promote short- and long-term profitable growth of EnerJex. Our equity plans are intended to align compensation with the long-term interests of our stockholders.

We urge stockholders to read the "Compensation Discussion and Analysis" section of the proxy statement, which describes in detail how our executive compensation policies operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and Governance, Compensation and Nominating Committee believe that the policies and procedures set forth in the Compensation of Executives and Directors section are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

While this advisory vote to approve our executive compensation is non-binding, the Governance, Compensation and Nominating Committee will carefully assess the voting results and will take into consideration the outcome of the vote when making future executive compensation decisions if those results reflect any broadly held issues or concerns. Moreover, if the voting results reflect such broadly held issues or concerns, we will consult directly with stockholders so that we may understand and address their concerns.

Unless the Board modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur in 2016.

Recommendation of the Board

For these reasons, the Board recommends that our stockholders vote in favor of the following resolution:

“ Resolved , that our stockholders approve, on an advisory basis, the compensation paid to our Company’s Named Executive Officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K (17 CFR 229.402(m) through (q)), including the compensation tables, and any related material disclosed in this proxy statement. ”

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS RESOLUTION

(PROPOSAL NO. 2).

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PROPOSAL NO. 3:

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY "SAY ON PAY" VOTES

In Proposal 2 above, we ask our stockholders to vote on an advisory basis to approve the compensation of our Named Executive Officers, as set forth in the " Compensation Discussion and Analysis" and the "Summary Compensation Table" provided above in the Compensation of Executives and Directors section of this proxy . Section 14A of the Exchange Act also provides our stockholders with the opportunity to recommend, on an advisory basis, how frequently the Company should provide future advisory “say on pay” votes. By voting on this Proposal 3, stockholders may tell us whether they would prefer to have an advisory “say on pay” vote each year, every two years, or every three years.

Our Board has determined that having an advisory “say on pay” vote every three years is the most appropriate policy for our company at this time. Therefore, we recommend that you vote to have future advisory “say on pay” votes every three years. Our executive compensation program is designed to promote a long-term connection between pay and performance, and our Board believes that having advisory say on pay votes more frequently than every three years will subject us to additional expenses related to the preparing of our disclosures and the tallying of results of the voting without providing our stockholders with corresponding benefits. This is because the advisory vote on executive compensation occurs well after the beginning of the performance year and because the different elements of our executive compensation program are designed to operate in an integrated manner and complement one another. Therefore, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation before our next annual meeting of stockholders.

Although our Board believes that holding an advisory “say on pay” vote on executive compensation every three years currently reflects the appropriate balance, our Board may reassess this issue periodically and decide that it is in the best interests of our stockholders and our company to hold an advisory “say on pay” vote more or less frequently than the option preferred by our stockholders. We may also decide to vary our practice based on factors such as discussions with our stockholders and the adoption of any material changes to our compensation programs.

Because this is an advisory vote, the voting results will not be binding on our Board. Although the vote is advisory, our Board will consider the frequency receiving the most votes when deciding how often to have advisory “say on pay” votes in the future. Stockholders can choose one of four choices for this Proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove our Board’s recommendation.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE FUTURE ADVISORY VOTES ON

EXECUTIVE COMPENSATION EVERY THREE YEARS  (PROPOSAL 3 ON THE PROXY CARD).

PROPOSAL NO. 4

TO APPROVE THE 2013 STOCK INCENTIVE PLAN

Our Board of Directors has approved and recommended the adoption of our 2013 Stock Incentive Plan, which we refer to herein as the "Plan," subject to approval by our stockholders. We currently have two equity plans: (i) the 2001/2002 Stock Option Plan (the "2001/2002 Stock Option Plan"), which was approved by our Board of Directors on September 25, 2000 and subsequently ratified by our stockholders, and (ii) the EnerJex Resources, Inc. Stock Option Plan (as amended and restated, the "2002-2003 Stock Option Plan"). As of May 15, 2013, there were 205,000 options outstanding. If the Plan is approved, no further awards will be granted under the 2001/2002 Stock option Plan or the 2002-2003 Stock Option Plan.

Purpose of the Plan

The purpose of the Plan is to encourage and enable our officers, employees, directors and other key persons (including consultants and prospective employees) upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in us. It is anticipated that providing such persons with a direct stake in our welfare will assure a closer identification of their interests with us and our stockholders, thereby motivating their efforts on our behalf and strengthening their desire to remain with us.

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Summary of the Plan

The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan which stockholders are urged to read in its entirety as set forth as Appendix A to this Proxy Statement.

Administration of Plan; Board Authority to Select Grantees and Determine Awards. The Plan shall be administered by our Board of Directors. The Board shall have the power and authority to grant awards consistent with the terms of the Plan. The Board may delegate this authority to a compensation committee of the Board.

Stock Issuable Under the Plan; Mergers; Substitutions. The number of shares of stock initially reserved and available for issuance under the Plan shall be 5,000,000 shares, subject to adjustment as provided in Section 3.1(b) of the Plan. Pursuant to Section 3.1(b), we will increase the number of shares reserved and set aside annually on each January 1 st by the lowest of the following: (i) five percent (5.0%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 st , (ii) five hundred thousand (500,000) shares, or (iii) such lesser number of shares as is determined by the Board. For purposes of this limitation, the shares of stock underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) shall be added back to the shares of stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of award. The shares available for issuance under the Plan may be authorized but unissued shares of stock or shares of stock reacquired by us.

Eligibility. Grantees under the Plan will be such officers, directors, full or part-time employees, and other key persons (including consultants and prospective employees) of us and our subsidiaries, if any, as are selected from time to time by the Board in its sole discretion. Currently, the number of officers is 2; the number of directors, 4; and the number of other employees and key personal is 20.

Stock Options. Any stock option granted under the Plan shall be in such form as the Board may from time to time approve. Stock options granted under the Plan may be Non-Qualified Stock Options or Incentive Stock Options. Incentive Stock Options may be granted only to employees of us or any subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

Exercise Price .. The exercise price per share for the stock covered by a stock option shall be determined by the Board at the time of grant but shall not be less than 100% of the fair market value on the date of grant. In the case of an Incentive Stock Option that is granted to a 10% owner, the option price of such Incentive Stock Option shall be not less than 110% of the fair market value on the grant date.

Option Term .. The term of each stock option shall be fixed by the Board, but no stock option shall be exercisable more than 10 years after the date the stock option is granted. In the case of an Incentive Stock Option that is granted to a 10% owner, the term of such stock option shall be no more than 5 years from the date of grant.

Unrestricted and Restricted Stock Awards. The Board may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Board) an Unrestricted Stock Award or Restricted Stock Award under the Plan. Unrestricted Stock Awards and Restricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Amendments and Termination. The Board may, at any time, amend or discontinue the Plan. We must obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Internal Revenue Code or other applicable law, including the requirements of any exchange or quotation system on which the Company's common stock is listed or quoted . Such plan amendments are subject to approval by our stockholders entitled to vote at a meeting of stockholders. We may not amend, alter, suspend, or terminate the Plan if doing so would impair the rights of any holder, unless both the holder and the Plan's administrator agree in writing and sign the writing.

Federal Income Tax Consequences. The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options and restricted shares. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local, or foreign income tax rules relevant to stock options or restricted cash payments.

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Incentive Stock Options

A participant who is granted an incentive stock option generally recognizes no income upon grant or exercise of the option. The optionee, however, must include in his or her alternative minimum taxable income the excess of the fair market value of Enerjex shares on the date of exercise over the option exercise price. The IRS may take the position that the optionee must pay an alternative minimum tax notwithstanding the fact that the optionee receives no cash upon exercise of the incentive stock option for which the optionee can use to pay such tax.

If an optionee holds the common stock acquired upon exercise of the incentive stock option for at least two years from the date of grant and at least one year following exercise (the “Statutory Holding Periods”), the IRS taxes the optionee’s gain, if any, upon a subsequent disposition of such common stock, as capital gain. But if an optionee disposes of common stock acquired by exercising an incentive stock option without satisfying the Statutory Holding Periods (a “Disqualifying Disposition”), the optionee may recognize both compensation income and capital gain in the year of disposition. The compensation income amount generally equals the excess of (1) the lesser of the amount realized on disposition or the fair market value of the common stock on the exercise date over (2) the exercise price. This income is subject to income tax withholding, although it is not subject to employment tax withholding. Whether the balance of the gain that the optionee realizes on such a disposition, if any, will be taxed at long-term or short-term capital gain rates depends on whether the common stock has been held for more than one year following exercise of the incentive stock option.

Provided that the optionee satisfies the Statutory Holding Periods, we are not entitled to any deduction in connection with the grant or exercise of an incentive stock option or the optionee’s subsequent disposition of the shares that he or she acquired. If these holding periods are not satisfied, however, we are generally entitled to take a deduction in the year the optionee disposes of the common stock. The amount that we may deduct is equal to the optionee’s compensation income.

Non-Qualified Stock Options

A participant who is granted a non-qualified stock option recognizes no income when we grant the option. At the time that he or she exercises the option, however, the optionee recognizes compensation income. This compensation income equals the difference between the exercise price and the fair market value of our shares received on the date of exercise. This income is subject to both income and employment tax withholding. We are allowed to take an income tax deduction equivalent to the compensation income that the optionee recognizes.

Restricted Shares

Restricted shares are subject to a “substantial risk of forfeiture,” as the term is used in Section 83 of the Internal Revenue Code. A participant to whom the Company grants restricted shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”). The consequence of the Section 83(b) Election is that the grant is taxed as compensation income at the date of receipt. Making such a Section 83(b) Election will cause the IRS to tax any future appreciation (or depreciation) in the value of the shares of common stock that we grant as capital gain (or loss) when the participant who has made a Section 83(b) Election subsequently sells the shares. Such an election must be made within 30 days of the date on which we issue the restricted shares. However, if a participant opts not to make a Section 83(b) Election, then the grant shall be taxed as compensation income at the full fair market value on the date when the restrictions imposed on the shares expire. If the participant does not make a Section 83(b) Election, any dividends that we pay on common stock subject to the restrictions constitutes compensation income to the participant and compensation expense to us. Any compensation income the participant recognizes from a grant of restricted shares is subject to both income and employment tax withholding. Generally, we may take an income tax deduction for any compensation income taxed to the participant.

Payment of Withholding Taxes .

Under Section 11.2 of the Plan, we have the right to withhold or require a participant to remit to us an amount sufficient to satisfy any federal, state, local, or foreign withholding tax requirements on any grant or exercise made under the Plan.

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Effective Date of Plan. The Plan shall become effective upon the affirmative vote of a majority of our outstanding shares of stock represented at the Annual Meeting at which a quorum is present in person or by proxy. Any abstentions or broker non-votes will have the effect of a vote against the Plan. No grants of stock options and other awards may be made hereunder after the 10th anniversary of the effective date of the Plan and no grants of Incentive Stock Options may be made hereunder after the 10th anniversary of the date the Plan is approved by the Board.

NEW PLAN BENEFITS

As of the end of Fiscal Year 2012, there were options to purchase 45,000 shares of our common stock outstanding under our equity plans. There were 153,250 shares available to grant under the 2002-2003 Stock Option Plan, as amended. The shares of our common stock, if any, that will be purchased by eligible employees under the Plan for our 2013 fiscal year, are dependent upon the election of such employees to participate in the Plan and, therefore, cannot be determined with certainty at this time. If the Plan is not approved by our stockholders, no shares will be sold under the Plan.

2013 Stock Incentive Plan

Name and Position	Dollar Value ($) (1)		Number of Units (#) (2)
Robert G. Watson, Chief Executive Officer	-		-
Douglas M. Wright, Chief Financial Officer (3)	167,032	(5)	750,000
Executive Group	167,032		750,000
Non-Executive Director Group	-		-

(1)     The annual value of future awards under the Plan is not determinable at this time.

(2)     The actual number of shares awarded is dependent upon how many participants elect to participate in the Plan.

(3)      On July 16, 2012, the Board of Directors approved an employment offer to Mr. Wright. On August 15, 2012, we entered into an Employment Agreement with Douglas M. Wright, pursuant to which we have agreed to grant to Mr. Wright an option expiring on July 31, 2017, to purchase 750,000 shares of our common stock at a cash exercise price equal to the fair market value of those shares as of the date when the option grant is approved by our Board of Directors. The options will vest in six equal tranches of 125,000 options every six months over a three year period, and Mr. Wright must exercise the options within three months of employment termination or forfeit them. The Board expects to formally approve that option grant immediately following our stockholders’ approving the proposed new Stock Incentive Plan at our annual stockholders’ meeting.

(4)     The fair value of the option on the date of the grant was calculated using the Black-Scholes model was $167,032 using the following weighted average assumptions: exercise price of $0.70 per share; common stock price of $0.56 per share; volatility of 116%; term of three years; dividend yield of 0%; interest rate of .47%.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ENERJEX
RESOURCES, INC. 2013 STOCK INCENTIVE PLAN AND THE RESERVATION OF 5,000,000 SHARES OF
COMMON STOCK THEREUNDER.

PROPOSAL NO. 5

APPROVAL AMENDMENT TO RESTATED ARTICLES TO INCREASE THE AUTHORIZED SHARES OF
COMMON STOCK

General

Our Restated Articles currently authorize the issuance of 100,000,000 shares of common stock. As of May 15, 2013, we had a total of 67,805,279 shares of common stock, outstanding.

The Board of Directors has determined that it is in our best interest to amend our Restated Articles to increase the authorized shares of common stock from 100,000,000 to 250,000,000The form of proposed amendment to our Restated Articles is attached hereto as Appendix B.

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Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Annual Meeting, an amendment to Article VI of our Restated Articles, to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 250,000,000.

Purposes and Effects of Proposal 5

The primary purpose of increasing the authorized number of shares of common stock is to increase the number of shares available for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposal 5 would be to grant to the Board of Directors the authority to issue shares of common stockas it deems necessary or advisable without any additional action by our stockholders, unless otherwise required by law or by the rules and policies of the OTCQB or any other quotation system or exchange upon which the shares of common stock are listed and trad e.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of common stock, and it has no plans to commence an offering of any of our shares at this time. The Board believes, however, that Proposal 5 provides the flexibility we need to satisfy our obligation to raise additional capital to support us.   Approval of Proposal 5 will permit us to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING STOCKHOLDERS

AND OTHER EFFECTS OF PROPOSAL 5

If Proposal 5 is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further stockholder approval, except to the extent that stockholder approval is required by applicable laws, rules or regulations.

The additional shares of common stock to be authorized by adoption of the proposed amendment to our Restated Articles would have rights identical to our currently outstanding common stock.  Increasing the authorized number of shares of common stock will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing stockholders and, depending on the price at which they are issued, also may dilute earnings and book value on a per share basis. Our stockholders have no preemptive rights to subscribe for additional shares of common stock when issued, which means that current stockholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of common stock.

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POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 5

Common Stock .. The proposed increase in the authorized number of shares of common stock and preferred stock could have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of common stock could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL AMENDMENT TO RESTATED ARTICLES TO INCREASE THE AUTHORIZED SHARES OF
PREFERRED STOCK

General

Our Restated Articles currently authorize the issuance of 10,000,000 shares of preferred stock. As of May 15, 2013, we had a total of 4,779,460 shares of Series A Preferred Stock, outstanding.

The Board of Directors has determined that it is in our best interest to amend our Restated Articles to increase the preferred stock from 10,000,000 to 25,000,000.

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The Board of Directors has approved, and is recommending that you vote for approval at the Annual Meeting, an amendment to Article VI of our Restated Articles, to increase the number of shares of common stock we are authorized to issue from 10,000,000 to 25,000,000.

Purposes and Effects of Proposal 6

The primary purpose of the increasing the authorized shares of preferred stock is to increase the number of shares available for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposal 6 would be to grant to the Board of Directors the authority to issue the additional authorized shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by our stockholders, unless otherwise required by law or by the rules and policies of the OTCQB or any other quotation system or exchange upon which the shares of common stock are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of preferred stock, and it has no plans to commence an offering of any of our shares at this time. The Board believes, however, that Proposal 6 provides the flexibility we need to satisfy our obligation to raise additional capital to support us.   Approval of Proposal 6 will permit us to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING STOCKHOLDERS

AND OTHER EFFECTS OF PROPOSAL 6

If Proposal 6 is approved, the additional authorized shares of preferred stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further stockholder approval, except to the extent that stockholder approval is required by applicable laws, rules or regulations.

The additional shares of preferred stock to be authorized by adoption of the proposed amendment to our Restated Articles may be issued in one or more series, with such rights, preferences and designations, as the Board deems necessary or advisable.  The increase to the authorized shares of preferred stock will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common or preferred stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing stockholders and, depending on the price at which they are issued, also may dilute earnings and book value on a per share basis. Our stockholders have no preemptive rights to subscribe for additional shares of preferred stock when issued, which means that current stockholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of common stock.

Shares of preferred stock that are issued and subsequently redeemed or converted into another security, would be available to be reissued by us and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

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POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 6

Preferred Stock . The proposed increase in the authorized number of shares of preferred stock could have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of preferred stock could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 6.

PROPOSAL NO. 7

APPROVAL AMENDMENT TO RESTATED ARTICLES TO ADD PROVISIONS TO
LIMIT LIABILITY OF OFFICERS AND DIRECTORS

General

The Board of Directors has determined that it is in our best interest to amend our Restated Articles by adding a provision that causes our obligations under Article X to survive any amendment or modification thereof, with respect to claims that may arise or accrue prior to the date of that amendment or modification. The form of proposed amendment to our Restated Article is attached hereto as Appendix B.

Description of Proposed Amendment

The proposed amendment provides that Article X of the existing Restated Articles, be amended to read in its entirety as follows:

ARTICLE X – LIMITED LIABILITY OFF OFFICERS AND DIRECTORS:

Except as hereinafter provided, all past, current and/or future officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Law.  Any repeal or modification of this Article X by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.  To the extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its agents, (and any other persons to which Nevada law permits) through bylaw provisions, agreements, vote of stockholders or disinterested directors, subject only to limits provided by applicable Nevada law.

Purposes and Effects of Proposal 7

We are seeking to add to Article X of our Restated Articles a provision that would cause our obligations under that Article X to survive any future amendment or modification of Article X, with respect to claims that may arise or accrue prior to the date of any such future amendment or modification. Article X currently excuses our officers and directors from liability for monetary damages for any breach of any fiduciary duties that the officer or director may owe to us or to our stockholders. That limitation does not apply to any act or omission involving intentional misconduct, fraud, knowing violation of law, or unlawful distributions of assets in violation of certain statutory limits that prohibit such distributions (see Nevada Revised Statutes Section 78.300). Such a limit of liability is a common feature of many public and private companies' articles of incorporation, and we believe that, in order to attract and retain qualified candidates to serve as officers and directors of our corporation, it is necessary that we protect the limitations in Article X from being, in effect, retroactively eliminated.

The proposed amendment to that Article X would preserve those limitations, with respect to claims that already may have arisen or accrued, following any direct or indirect amendment to or reduction in the protections afforded by that Article X, regardless whether by a repeal of or amendment to that Article X, or by the adoption of or amendment to any other provision of our articles of incorporation that may be or become inconsistent with that Article X. For example, if in the future, we were to amend our Restated Articles in a manner that reduced or eliminated the protections afforded by the existing terms of Article X, then that future amendment would not have any effect upon the potential liability of an officer or director with respect to any claims that already may have arisen or accrued prior to the effective date of that amendment.

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We believe that the proposed amendment to Article X is in the best interests of our shareholders because it assures current officers and directors, and those persons who may become officers or directors in the future, that we would eliminate or modify the limitations in current Article X, if at all, only on a prospective basis. That, in turn, gives comfort to our officers and directors that they would have adequate notice of any proposal to eliminate or cut back on the protections afforded by the current version of Article X of our Restated Articles. We believe that this proposed amendment to our Restated Articles will facilitate our continuing to recruit and retain talented individuals to serve as our officers and directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 7.

PROPOSAL 8

DIRECTORS’ PROPOSAL TO AMEND THE RESTATED ARTICLES

TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK

General

Our Board of Directors has approved and recommended a proposal to authorize the Board to effect a reverse stock split of all of our outstanding common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion.  The proposal provides that our Board will have sole discretion pursuant to Section 78.390(5) of the Nevada Revised Statutes to elect, at any time before the first anniversary of the date of this meeting, as it determines to be in our best interest, whether or not to effect the reverse split, and, if so, the number of our shares of common stock between and including 1-for-2 and 1-for-25 that will be combined into one share of our common stock.  Our Board believes that this range of reverse split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for us and our stockholders.  In determining whether to implement the reverse split following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	our financial condition and ability to execute our business plans;
•	the historical trading price and trading volume of our common stock;
•	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
•	our ability to have our shares of common stock listed on a stock exchange such as The NASDAQ Stock Market or the NYSE MKT;
•	the anticipated impact of the reverse split on our ability to raise additional financing;
•	which split ratio, within the range described above, would result in the greatest overall reduction in our administrative costs; and
•	prevailing general market and economic conditions.

If approved by stockholders and implemented by the Board, the Reverse Split will become effective on such date as may be determined by the Board upon the filing of the necessary amendments to our Restated Articles with the Secretary of State of the State of Nevada (the "Effective Date").

Reasons for the Reverse Stock Split

The Board believes that a reverse stock split could be desirable for two reasons.  First, the Board believes that a reverse stock split could improve the marketability and liquidity of our common stock. Second, the Board believes that a reverse stock split could facilitate the listing of our common stock on a stock exchange such as The NASDAQ Stock Market or the NYSE MKT.

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Marketability

Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a reverse split could improve the marketability and liquidity of our stock and will encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the share price should not, by themselves, affect the marketability of our common stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. Our Board is aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within brokerage firms from dealing in low-priced stocks. Institutional investors typically are restricted from investing in companies whose stocks trade at less than five dollars per share. Stockbrokers may also be subject to restrictions on their ability to recommend stocks trading at less than five dollars per share because of the general presumption that such securities may be highly speculative. In addition, the structure of trading commissions tends to adversely affect holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

If approved by stockholders and implemented by the Board, the reverse split would be intended, in part, to result in a price level for our common stock that would increase investor interest and eliminate the resistance of brokerage firms and institutional investors. On May 15, 2013, the closing bid price for our common stock, as reported by the OTCQB Market, was $0.52 per share. No assurances can be given that the market price for our common stock would increase in the same proportion as the reverse split or, if increased, that such price would be maintained. In addition, no assurances can be given that the reverse split would increase the price of our common stock to a level in excess of the five dollar threshold discussed above or otherwise to a level that is attractive to brokerage houses and institutional investors.

Effects of the Reverse Split

If the reverse stock split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock and to reduce the number of shares of common stock issuable upon conversion of the preferred stock, based on the reverse stock split ratio selected by our Board of Directors. We have registered our common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act.  Our shares of common stock currently trade on the OTCQB Market. The reverse stock split would not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the OTCQB Market.

The reverse stock split would be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio would be the same for all issued and outstanding shares of common stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. After the reverse stock split, the shares of our common stock would have the same voting rights and rights to dividends and distributions and would be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect us continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The reverse stock split is not intended to be, and would not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

Proportionate voting rights and other rights and preferences of the holders of our common stock and preferred stock would not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the reverse stock split would generally continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the reverse stock split. Moreover, the number of stockholders of record would not be affected by the reverse stock split (except to the extent any stockholders are cashed out as a result of holding fractional shares).

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Board Discretion to Implement or Abandon Reverse Split

The reverse split would only be effected upon a determination by our Board that the reverse split (with an exchange ratio determined by our Board as described above) is in our best interest. Such determination shall be based upon certain factors, including, but not limited to, our ability to meet stock exchange listing requirements, existing and expected marketability and liquidity of our common stock, our financial condition and ability to execute our business plans, and the expense of effecting the reverse split. Notwithstanding approval of the reverse split by our stockholders, our Board may, in its sole discretion, abandon the proposal and determine, prior to the effectiveness of any filing with the Secretary of State of the State of Nevada, not to affect the reverse split. If our Board fails to implement the reverse split on or prior to the one year anniversary of this meeting, stockholder approval again would be required prior to implementing any reverse stock split.

Effective Date

If the amendment to our Restated Articles is approved by our stockholders and implemented by our Board, the reverse split would become effective upon the filing of an amendment to our Restated Articles with the Secretary of State of the State of Nevada. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto would be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with reverse split ratio determined by the Board within the limits set forth in this proposal.

Fractional Shares

No fractional shares of common stock would be issued as a result of the reverse split. Instead, stockholders who otherwise would be entitled to receive fractional shares would be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing price of our shares of common stock on the day immediately preceding the effective date of the reverse split, as reported on the OTCQB Market (or, if the closing price of our common stock is not then reported on the OTCQB Market, then the fair market value of our shares of common stock as determined by the Board), times (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest.

Other Effect

If approved, the reverse split will result in some stockholders owning "odd-lots" of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this reverse split proposal except to the extent of their ownership of shares of our common stock.

Exchange of Stock Certificates

As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of pre-reverse split shares (“Old Shares”) will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares (“New Shares”) in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Articles of Incorporation to affect the reverse split.

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Tax Consequences

The proposed reverse split is being presented for approval based upon the expectation that, among other things, no gain or loss will be recognized by the holders of our common stock (except to the extent of cash, if any, received in lieu of fractional shares) or preferred stock by EnerJex Resources, Inc. A holder who receives cash will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the Old Shares allocated to the fractional share interest, and (ii) the cash received.

Each stockholder will have a basis in the New Shares equal to the basis of the Old Shares (except to the extent the basis is allocated to fractional shares).  For purposes of determining whether gain or loss on a subsequent disposition is long-term or short-term, the holding period of the New Shares will include the period during which the corresponding Old Shares were held, provided such corresponding Old Shares were held as a capital asset on the date of filing of the amendment to our Restated Certificate.

No ruling has been requested from the Internal Revenue Service with respect to the foregoing tax matters.   Stockholders should consult their own tax advisors as to the effect of the reverse split under applicable tax laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"

PROPOSAL NO. 8.

PROPOSAL 9

ADOPTION OF AMENDED AND RESTATED BYLAWS

On May 15, 2013, our Board of Directors adopted amended and restated bylaws of the Company, effective that same day. Our Board of Directors has determined and now unanimously recommends for your approval a proposal to amend and restate our current Amended and Restated Bylaws. The changes we propose are to memorialize the change in the name of the Company from Millennium Plastics Corporation to Enerjex Resources, Inc. so as to reflect the current name of the Company

The foregoing description of the Company’s amended and restated bylaws is not complete and is subject to and qualified in its entirety by reference to the amended and restated bylaws, a copy of which is attached as Appendix C , and which amended and restated bylaws are incorporated herein by reference. In addition, a marked copy of the Company’s amended and restated bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of those amended and restated bylaws is attached as Appendix D .

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 9.

PROPOSAL 10

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected L.L. Bradford & Company, LLC as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of our Independent Registered Public Accounting Firm for ratification by the stockholders at the Annual Meeting. Representatives of L.L. Bradford & Company, LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

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Neither the Company's bylaws nor other governing documents or law require stockholder ratification of the selection of L.L. Bradford & Company, LLC as the Company's Independent Registered Public Accounting Firm. However, the Board is submitting the selection of L.L. Bradford & Company, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of L.L. Bradford & Company, LLC. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to our fiscal year ended December 31, 2012 by Weaver, Martin & Samyn, LLC, our principal accountant:

December 31, 2012
Audit Fees	$80,430
Audit-related Fees (principally related to the review of various SEC filings)	-0-
Tax Fees (related to the preparation of the Company's tax returns)	15,785
All Other Fees	-0-
Total Fees	$96,215

All fees described above were approved by the Board of Directors.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Weaver, Martin & Samyn LLC for the fiscal year ending December 31, 2012. The policy requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Board's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

Our Audit Committee pre-approves 100% of the services to be provided to us by our independent auditor. This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Chief Financial Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules. The members of the Audit Committee then make a determination to approve or disapprove the engagement of Weaver Martin & Samyn LLC for the proposed services. In fiscal 2012, all fees paid to Weaver Martin & Samyn LLC were unanimously pre-approved in accordance with this policy.

Less than 50 percent of hours expended on the principal accountants engagement to audit the registrants financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountants full-time, permanent employees.

The Board has determined that the rendering of services other than audit services by Weaver & Martin LLC is compatible with maintaining the principal accountant's independence.

35

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"

PROPOSAL NO. 10.

OTHER MATTERS

Submission of Stockholder Proposals

We presently intend to hold our 2014 Annual Meeting of stockholders in May 2014. To be considered for inclusion in our notice of Annual Meeting and proxy statement for, and for presentation at, the 2014 Annual Meeting of our stockholders, a stockholder proposal must be received by our Secretary, EnerJex Resources, Inc., 4040 Broadway, Suite 508, San Antonio, Texas 78209, no later than February 7, 2014 and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

In addition, if a stockholder would like to present business at an annual meeting of stockholders that is not to be included in our proxy statement, the stockholder must provide notice to us as provided in its by-laws. Such notice must be addressed to our Secretary and must arrive at EnerJex in a timely manner, no later than no later than February 7, 2014.

The Governance, Compensation and Nominating Committee will consider any director candidates recommended by stockholders who submit a written request to our Secretary. The Committee evaluates all director candidates and nominees in the same manner regardless of the source. If a stockholder would like to nominate a person for election or re-election to the Board, he or she must provide notice to us as provided in our bylaws. Such notice must be addressed to our Secretary and must arrive at EnerJex in a timely manner. The notice must include (i) the name and address, as they appear in our books, of the stockholder giving the notice, (ii) the class and number of shares that are beneficially owned by the stockholder (including information concerning derivative ownership and other arrangements concerning our stock as described in our bylaws), (iii) a written consent indicating that the candidate is willing to be named in the proxy statement as a nominee and to serve as a director if elected, and (iv) any other information that the SEC would require to be included in a proxy statement when a stockholder submits a proposal.

Enerjex reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Furnishing of Proxy Materials – Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC pursuant to the Exchange Act, is hereby incorporated by reference into this Proxy Statement, including the financial statements that are a part of our Annual Report.

The following information from our March 2013 Form 10-Q, which was filed with the SEC pursuant to the Exchange Act, is hereby incorporated by reference into this proxy statement:

•	our consolidated financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, included in Part I, Item 1 thereof; and
•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Part I, Item 2 thereof.

Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of the Quarterly Reports may be obtained without charge upon the Internet at www.sec.gov from the SEC’s EDGAR database.

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Other Busines s

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Robert G. Watson, Jr.

Robert G. Watson, Jr.
May 24, 2013 San Antonio, Texas	Chief Executive Officer and Secretary

37

REVOCABLE PROXY

EnerJex Resources, Inc.

£   PLEASE MARK VOTES

AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Robert G. Watson, Jr., lawful attorney and proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of EnerJex Resources, Inc., to be held at The Petroleum Club of San Antonio, located at 8620 North New Braunfels Avenue, Suite 700, San Antonio, Texas 78217, on Thursday, June 6, 2013, at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote "FOR" the proposals set forth below.

		With-	For All
	For	hold	Except
PROPOSAL 1: Election of Directors: R. Atticus Lowe, Lance W. Helfert, Robert G. Watson, Jr. and James G. Miller	£	£	£

Nominee:_______________________________________

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

	For	Against	Abstain
PROPOSAL 2 : Advisory vote on the compensation of Named Executive Officers.	£	£	£

	Every 3 Years	Every 2 Years	Every 1 Year	Abstain
PROPOSAL 3 : Advisory vote on the frequency of the advisory votes on the compensation of Named Executive Officers. The Board recommends an advisory vote every three (3) years.	£	£	£	£

	For	Against	Abstain
PROPOSAL 4 : Approval of the Company's 2013 Stock Incentive Plan and reservation of 5,000,000 shares of common stock thereunder.	¨	¨	¨
	For	Against	Abstain
PROPOSAL 5 : Approval of Amended Restated Articles to Increase Common Stock.	¨	¨	¨

PROPOSAL 6 : Approval of Amended Restated Articles to Increase Preferred Stock.	For	Against	Abstain
	¨	¨	¨

PROPOSAL 7 : Approval of Amended Restated Articles to provide additional provisions to limit liability of officers and directors by adding a provision that causes our obligations under Article X to survive any amendment or modification thereof, with respect to claims that may arise or accrue prior to the date of that amendment or modification.	For	Against	Abstain

	For	Against	Abstain

PROPOSAL 8 : Authorize the Board of Directors to effect a reverse stock split of the outstanding shares of our common stock at an exchange ratio of not less than 1-for-2 and no more than 1-for-25, with the Board of Directors having the discretion to determine (i) whether or not to effect any reverse stock split and (ii) the exact ratio of any reverse split, at a ratio of whole numbers within the above range..

	¨	¨	¨
PROPOSAL 9 : Approval of our Amended and Restated Bylaws.	For	Against	Abstain

PROPOSAL 10: Ratification of independent auditors.	For	Against	Abstain

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Please be sure to sign and date this Proxy in the space below.

Signature:	Date:

Print Name:

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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APPENDIX INDEX

Appendix A	–	2013 Stock Incentive Plan

Appendix B	–	Amendment to Amended and Restated Articles of Incorporation.

Appendix C	–	Amended and Restated Bylaws

Appendix D		Amended and Restated Bylaws (marked copy)

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APPENDIX A

ENERJEX RESOURCES, INC.

2013 STOCK INCENTIVE PLAN

2013 Stock Incentive Plan

EnerJex Resources, Inc.

June __, 2013

2013 STOCK INCENTIVE PLAN

THIS 2013 STOCK INCENTIVE PLAN is made and adopted by ENERJEX RESOURCES, INC. , a Nevada corporation, effective as of June __, 2013, for the purposes of enabling the Company to grant stock options to its employees and others providing services to the Company.

SECTION 1. DEFINITIONS . For purposes of this Plan, the term:

1.1 " Administrator " means the Board or any of its Committees as shall be administering the Plan in accordance with Section 8 of the Plan.

1.2 "Annual Increase" shall have the meaning ascribed thereto in Section 3.1(b), below.

1.3 " Applicable Laws " means the federal and state laws relating to the administration of stock option plans.

1.4 "Board" means the Board of Directors of the Company.

1.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.6 "Committee" means such Committee of the Board of Directors as the Board may constitute and appoint from time to time to administer the Plan, pursuant to Section 8.1, below.

1.7 "Common Stock" means shares of the common capital stock of the Company.

1.8 "Company" means EnerJex Resources, Inc. , a Nevada corporation. In addition, in the context of matters other than the securities covered by this Plan, references to the "Company" shall mean and include EnerJex Resources, Inc., a Nevada corporation, and its Parent and Subsidiaries.

1.9 " Disability " means total and permanent disability as defined in Section 22(e)(3) of the Code.

1.10 " Exchange Act " means the Securities Exchange Act of 1934, as amended.

1.11 "Exercise Price" means the amount due pursuant to Section   5.2(c), below, for the purchase of shares of Common Stock upon the exercise of Options granted hereunder.

1.12 "Fair Market Value" means, as of any date:

(a) If the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the, NYSE, Nasdaq National Market, the Nasdaq SmallCap Market, the OTCBB, or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

(b) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.

1.13 "Holder" means each individual to whom an Incentive Option or a Nonqualified Option is granted, or to whom shares of Restricted Stock are issued, under this Plan.

1.14 "Incentive Options" means "incentive stock options," as defined in Section 422 of the Code.

1.15 "Nonqualified Options" means all options granted under this Plan to acquire stock of the Company, its Parent, or any of its Subsidiaries, other than Incentive Options.

1.16 "Option" shall mean each Incentive Option and Nonqualified Option permitted to be granted under this Plan.

1.17 "Option Shares" shall mean the number of shares for which an Option is granted under this Plan.

1.18 "Parent" means a corporation as defined in Section 424(e) of the Code.

1.19 "Plan" means this 2013 Stock Incentive Plan of the Company, as amended from time to time.

1.20 " Reporting Person " means a person who is required to file reports under Section 16(a) of the Exchange Act.

1.21 "Restricted Stock" means shares of Common Stock which are issued by the Company pursuant to Section   7.1, below.

1.22 "Restricted Stockholder" means the Holder to whom shares of Restricted Stock are issued pursuant to this Plan.

1.23 "Restricted Stock Agreement" means an agreement executed by a Restricted Stockholder and the Company as contemplated by Section   7.

1.24 " Rule 16 b -3 " means Rule 16b-3 promulgated under the Exchange Act.

1.25 " Section 16( b ) " means Section 16(b) of the Exchange Act.

1.26 "Subsidiary" means each corporation as defined in Section 424(f) of the Code.

SECTION 2. PURPOSE . This Plan is intended to provide incentives to enable officers and employees of the Company, its Parent, and its Subsidiaries, and for other individuals providing services to or acting as directors of the Company, its Parent, or its Subsidiaries, to acquire or increase a proprietary interest in the Company, its Parent, or its Subsidiaries, and their success. The Company intends that this purpose shall be effected by the granting of Incentive Options and Nonqualified Options, and the issuance of shares of Restricted Stock, under the Plan.

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SECTION 3. STOCK

3.1 Shares Subject to Plan

(a) Initial Reservation . The Company hereby reserves and sets aside for the granting of Options and the issuance of Restricted Stock under the Plan five million (5,000,000) shares of Common Stock, subject to adjustment as provided in Section   9, below.

(b) Annual Increase . Such number of shares shall be increased on January 1, 2014, and each January 1 st thereafter until and including January 1, 2023, by the smallest of (i) five percent (5.0%) of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 st , (ii) five hundred thousand (500,000) shares of Common Stock, or (iii) such lesser number of shares determined by the Board, and shall consist of authorized but unissued or reacquired shares of Common Stock, or any combination thereof (the " Annual Increase ").

(c) Limit On Restricted Stock . In no event shall more than one-third (1/3 rd ) of the shares reserved hereunder be issued as Restricted Stock pursuant to this Plan.

3.2 Deemed Timing of Grants . Each Option granted and share of Restricted Stock issued hereunder shall be deemed to be granted or issued as of the end of the day on which granted or issued.

3.3 Lapsed or Unexercised Options . Whenever any outstanding Option expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such Option automatically shall be deemed to be restored to the Plan and again shall be available for the granting of other Options and issuance of shares of Restricted Stock under the Plan.

3.4 Unvested Shares of Restricted Stock Repurchased by Company . Whenever any unvested shares of Restricted Stock are repurchased by the Company, such repurchased shares automatically shall be deemed to be restored to the Plan and again shall be available for the granting of other Options or issuance of shares of Restricted Stock under the Plan.

SECTION 4. ELIGIBILITY

4.1 Eligible Optionees . Incentive Options may be granted only to employees of the Company, including members of the Board or the board of directors of the Parent or any Subsidiary who are also employees of the Company. Nonqualified Options may be granted to officers or other employees of the Company, to members of the Board or the board of directors of the Parent or any Subsidiary whether or not employees of the Company, and to other individuals providing services to the Company.

4.2 Limitations on Incentive Options . No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary (a " greater-than-10% stockholder "), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the Fair Market Value of the Common Stock at the time such Incentive Option is granted, and (ii) such Incentive Option shall not be exercisable to any extent after the expiration of five (5) years from the date on which it is granted. The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or any Parent or Subsidiary) shall not exceed $100,000. Any Option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

3

SECTION 5. TERMS OF OPTIONS

5.1 Options to be Granted . Options granted under the Plan may be either Incentive Options or Nonqualified Options.

5.2 Mandatory Terms. Each Option agreement shall contain such provisions as the Administrator from time to time determines to be appropriate. Option agreements need not be identical, but each Option agreement by appropriate language shall include the substance of all of the following provisions.

(a) Expiration. Notwithstanding any other provision of the Plan or of any Option agreement to the contrary, each Option shall expire on the date specified in the Option agreement, which date shall not be later than the tenth anniversary of the date on which the Option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

(b) Exercise; Vesting . Each Option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

(c) Exercise Price. The Exercise Price per share of the Common Stock under each Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date the Option is granted (110% of the Fair Market Value in the case of a greater-than-10% stockholder). The Exercise Price per share under Nonqualified Options shall be specified by the Administrator at the time the Option is granted, and may be less than, equal to or greater than the Fair Market Value of the shares of Common Stock on the date such Nonqualified Option is granted.

(d) Transferability of Options . Options granted under the Plan and the rights and privileges conferred thereby may be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) either (i) by will or by applicable laws of descent and distribution, or (ii) with the prior written consent of the Administrator. Upon any attempt to so transfer, assign, or otherwise dispose of any Option under the Plan (or any right or privilege conferred hereby), contrary to the provisions of the Plan, such Option shall thereupon terminate and become null and void.

(e) Termination of Option

(i) Date of Termination . Except as otherwise expressly provided in the terms and conditions of the Option granted to an Optionee, Options granted hereunder shall terminate on the earliest to occur of:

(1) the date of expiration thereof;

(2) if the Holder is employed by, providing consulting services to or acting as a non-employee Director of the Company and such employment, services or director status is terminated by the Company for "Cause", as hereinafter defined, on the earlier of the date of expiration of the term of the Option or thirty (30) days after the date of such termination; or

4

(3) if the Holder is employed by, providing consulting services to or acting as a non-employee Director of the Company and such employment, services or director status is terminated for any reason other than death, permanent disability or for Cause as aforesaid, on the earlier of the date of expiration of the term of the Option or three (3) months following the date of such termination.

(ii) Employment Terms . Until the date on which the Option so expires or terminates, the Holder may exercise that portion of the Option which is exercisable at the time of termination of such relationship. An employment relationship between the Company and the Holder shall be deemed to exist during any period during which the Holder is employed by the Company. Whether an authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Holder shall be determined by the Administrator at the time thereof, provided that , with respect to the Holder of any Option that is issued hereunder as an Incentive Option, the employment of the Holder with the Company shall be deemed to terminate on the date specified in the Code with respect to holders of Incentive Options.

(iii) Cause .. For purposes of this Section   5.2(e), the term " Cause " shall mean (A) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (B) the commission by the Holder of any crime involving fraud, theft, or embezzlement in connection with the Holder’s employment with the Company, (C) any act or omission to act by the Holder which may have a material and adverse effect on the Company's business or on the Optionee’s ability to perform services for the Company, including, without limitation, the conviction of, or please of guilty or nolo contendere to, a crime that is a felony in the jurisdiction in which committed, (D) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any affiliate of the Company, or (E) any other act or omission constituting "Cause" for termination of Holder’s employment or engagement by the Company under any employment or other service agreement between such Holder and the Company.

(iv) Death or Disability . Notwithstanding anything in this Plan or any Option agreement to the contrary, in the event of the death or permanent disability of any Holder while in an employment or other relationship with the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one hundred eighty (180) days following the date of such death or disability. After the death or disability of the Optionee, his executor, representative, Administrator or any person or persons to whom his Option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option to the extent the Holder was entitled to exercise such Option as of the date of his death or disability.

5.3 Rights of Optionees. No Holder shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Holder shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock, subject to any agreements entered into by the Holder in connection with the exercise of the Option and acquisition of the shares.

5.4 Certain Optional Terms . The Administrator may in its discretion provide, upon the grant of any Option hereunder, that the Option Shares issuable upon exercise of the Option shall be subject to the terms of a repurchase agreement including any commercially reasonable terms, such as, without limitation, that the Company shall have the right from time to time to repurchase all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined in such a manner as is determined by the Administrator at the time the Option for the shares subject to repurchase was granted. The Administrator may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an Option granted hereunder. In the event the Administrator shall grant Options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such Option shall carry a legend satisfactory to counsel for the Company referring to such rights.

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SECTION 6. METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

6.1 Means of Exercise . Any Option granted under the Plan may be exercised by the Holder in such manner, and by delivering to the Company such instruments, documents, and other items, as the Administrator may specify from time to time.

6.2 Payment of Exercise Price . The Exercise Price shall be paid, with the approval of the Administrator, as follows:

(a) in cash, certified or bank check or postal money order payable to the order of the Company for an amount of the Exercise Price of such shares;

(b) the delivery of shares of Common Stock owned by the Optionee and with a Fair Market Value on the date of delivery equal to the applicable Exercise Price of the Option, provided that the Company may not accept from any Holder under this Section 6.2(b) any shares of Company capital stock that were issued to such Holder under this Plan or any other option plan or employee stock purchase plan sponsored by the Company, unless such Holder has held such shares for at least six (6) months as of the date on which they are delivered to the Company;

(c) the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of exercise of the Option equal to the applicable Exercise Price of the Option;

(d) the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator (provided that in no event shall the Company accept as consideration hereunder any promissory note from a Holder to whom the Company is precluded by law from making any loan, including but not limited to any Holder who is an officer or director of the Company);

(e) any combination of the foregoing types of consideration; and

(f) any other method permitted by law.

In the case of a promissory note, the Administrator may prescribe the form of such note and the security to be given for such note. The Option may not be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.3 Delivery of Certificate . Promptly after receipt of such written notification and payment, the Company shall deliver to the Holder or other appropriate person certificates for the number of shares with respect to which such Option has been exercised, issued in the Optionee’s name.

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SECTION 7. AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock . The Administrator may award Restricted Stock to such employees of, consultants to, and directors of the Company as the Administrator may select from time to time.

7.2 Purchase Price. The purchase price per share of the Common Stock under each Incentive Option and Nonqualified Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted (110% of the Fair Market Value in the case of an Incentive Option granted to a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Nonqualified Options shall be specified by the Board or the Committee at the time the Option is granted, and may be less than, equal to or greater than the Fair Market Value of the shares of Common Stock on the date such Nonqualified Option is granted, but shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date the Option is granted.

7.3 Exercise; Vesting . The Restricted Stock issued to any Holder may be fully vested on issuance or may vest at such times as designated by the Administrator.

7.4 Restricted Stock Agreement . Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan.

7.5 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the Restricted Stockholder or to the escrow holder pursuant to Section   7.10, below, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions (other than stock dividends, which shall be paid to the escrow holder for the benefit of the Restricted Stockholder) paid or made with respect to the Restricted Stock.

7.6 Restriction on Transfer. Notwithstanding anything in this Plan or any Restricted Stock Agreement to the contrary, no Restricted Stockholder may sell or otherwise transfer, whether or not for value, any of the Restricted Stock prior to the date on which the Restricted Stockholder is vested therein and all other applicable restrictions have terminated or expired.

7.7 Additional Restrictions . All shares of Restricted Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Restricted Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Restricted Stock and restrictions based on duration of employment with or services to the Company, Company performance and individual performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. The restrictions, if any, imposed by the Administrator or the Board under this Section   7 need not be identical for all shares of Restricted Stock and the imposition of any restrictions with respect to any Restricted Stock shall not require the imposition of the same or any other restrictions with respect to any other Restricted Stock.

7.8 Repurchase of Unvested Restricted Stock . Each Restricted Stock Agreement shall provide that the Company shall have the right to repurchase the unvested Restricted Stock upon a termination of employment, termination of directorship or termination of a consulting arrangement, as applicable, at such cash price per share at such price as the Administrator may determine to be appropriate.

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7.9 Right of First Refusal . In the discretion of the Administrator, the Restricted Stock Agreement may provide that the Company shall have a right of first refusal with respect to the Restricted Stock and a right to repurchase the vested Restricted Stock upon a termination of the Restricted Stockholder’s employment with the Company, consulting arrangement with the Company, service on the Company’s Board, or such other events as the Administrator may deem appropriate.

7.10 Escrow .. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed on the Restricted Stock expire or have been removed.

7.11 Legend .. The Administrator shall cause a legend or legends to be placed on certificates representing shares of Restricted Stock that are subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

SECTION 8. ADMINISTRATION

8.1 Appointment and Proceedings of Administrator. The Plan shall be administered by the Board or a Committee designated by the Board and consisting of at least two members of the Board, which committee shall be constituted to satisfy Applicable Laws, including any requirements under Section 16(b) and Rule 16b-3. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

8.2 Powers of Administrator

(a) Powers. Subject to the provisions of this Plan, the Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to:

(i) grant Options conditionally or unconditionally;

(ii) issue Restricted Stock conditionally or unconditionally;

(iii) prescribe the form or forms of the instruments evidencing Options granted and the Restricted Stock Agreements under this Plan;

(iv) interpret the Plan;

(v) provide regulations for the operation of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan;

(vi) delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Administrator may establish;

(vii) delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

8

(viii) engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

(ix) determine the number of shares subject to each Option;

(x) the time or times at which Options shall be granted;

(xi) the Exercise Price for the shares subject to each Option;

(xii) the time or times when each Option shall become exercisable, the conditions under which exercise may be accelerated, and the duration of the exercise period;

(xiii) the price at which Restricted Stock shall be issued;

(xiv) whether, and at what price and on what terms, or to effect an exchange of outstanding Options for new Options or other consideration; and

(xv) the time or times at which a Holder’s interest in Restricted Stock shall vest.

(b) Interpretations. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted or Restricted Stock Agreement entered into hereunder and the exercise of any power delegated to the Administrator hereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Restricted Stock Agreement entered into hereunder.

SECTION 9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

9.1 No Effect of Options upon Certain Corporate Transactions . The existence of outstanding Options or shares of Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of its capital stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.2 Adjustments for Changes in Capital Structure . Subject to any required action by the stockholders of the Company, in the event of any change in the Company’s capital stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the Annual Increase, each Option, the Option exercise price of outstanding Options, and the repurchase price of any outstanding shares of Restricted Stock, in order to prevent dilution or enlargement of Holders’ rights under the Plan. For purposes of the foregoing, the conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 9.2 shall be rounded down to the nearest whole number, and in no event may the Option exercise price be decreased to an amount less than the par value, if any, of the Stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9.2 shall be final, binding and conclusive.

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9.3 Dissolution or Liquidation . In the event of the proposed dissolution or liquidation of the Company, to the extent that any outstanding Option or Restricted Stock has not been previously exercised or become vested, the Option or Restricted Stock shall terminate and the Company shall have the right to repurchase the unvested Restricted Stock immediately prior to the consummation of such proposed action. The Administrator may, in its sole discretion, (a) declare that any Option shall terminate as of a date fixed by the Administrator and may give each holder of an outstanding Option the right to exercise the Option as to all or any part of the shares covered by the Option, including shares as to which the Option would not otherwise be exercisable, and (b) waive any vesting restrictions otherwise applicable to the Restricted Stock. Any declaration or waiver made by the Administrator under this Section   9.3 shall be effective with respect to any Holder only if it is made in writing and written notice thereof is delivered to the Holder.

9.4 Merger or Asset Sale

(a) Change of Control. For purposes of this Plan, the term " Change in Control " means any transaction, or series of related transactions, involving either (i) a sale of outstanding shares of the Company's capital stock that represents more than fifty percent (50%) of the voting power of the Company's outstanding voting securities; (ii) any sale of all or substantially all of the assets of the Company, other than in the ordinary course of the Company's business; or (iii) a merger, consolidation, or other similar reorganization transaction in which persons who were shareholders of the Company immediately prior to the closing thereof no longer own, immediately after such closing, more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or the surviving corporation, as the case may be, or (iv) the liquidation or dissolution of the Company.

(b) Treatment of Options and Shares of Restricted Stock . In the event of a Change in Control of the Company, all outstanding Options shall terminate to the extent unexercised, and the Company shall have the right to repurchase all then-unvested shares of Restricted Stock unless the successor corporation or a parent or subsidiary of the successor corporation assumes such Options and Restricted Stock or an equivalent option or stock right is substituted therefor by the successor corporation or a parent or subsidiary of the successor corporation.

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(i) In the event that the successor corporation refuses to assume or substitute for the Options or Restricted Stock rights, (A) the holder of an Option shall have the right to exercise the Option as to all of the shares covered by the Option, including shares as to which it would not otherwise be exercisable, and (B) any restrictions applicable to the Restricted Stock shall be waived. If an Option is exercisable in lieu of assumption or substitution by the successor corporation, the Administrator shall notify the Holder of such event and the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the unexercised portion of the Option shall terminate upon the expiration of such period.

(ii) For the purposes of this Section   9.4 the Option or Restricted Stock shall be considered assumed if, following the merger or sale of assets, the Option or Restricted Stock confers the right to purchase or receive the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Restricted Stock to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

9.5 Determination of Adjustments . Adjustments under this Section   9 shall be determined by the Administrator and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

9.6 No Adjustment in Certain Cases . Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

SECTION 10. NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS. Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock Options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Options or Restricted Stock under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option and Restricted Stock Agreements, as to (a) the persons to receive Options and Restricted Stock under the Plan, (b) the terms and provisions of Options and Restricted Stock, and (c) the exercise by the Administrator of its discretion in respect of the exercise of Options and vesting of Restricted Stock pursuant to the terms of the Plan.

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SECTION 11. GOVERNMENT REGULATIONS AND WITHHOLDING

11.1 Government and other Regulations . The obligation of the Company to sell and deliver shares of Common Stock with respect to Options granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Administrator. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of Option Shares or Restricted Stock to comply with any law or regulation of any governmental authority.

11.2 Withholding .. Whenever under the Plan shares are to be delivered upon exercise of an Option or the award of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Holder remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. If the Company permits exercise of an Option or the issuance of Restricted Stock and thereafter discovers that withholding taxes are due from the Holder in an amount in excess of the amount theretofore deposited with the Company by such Holder, then the Company shall be entitled to withhold all stock certificates for the shares underlying such Option and Restricted Stock until such Holder deposits such amount with the Company.

SECTION 12. MISCELLANEOUS

12.1 Governing Law . The Plan shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be fully performed in the State of Nevada.

12.2 Amendment and Termination of the Plan.

(a) Amendment and Termination . The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval . The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute) or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination . No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company.

12.3 No Assurances of Employment . Neither the adoption of this Plan, the granting of any Option or the award of any Restricted Stock, nor the execution of an Option or Restricted Stock Agreement with any Holder is intended or shall be construed as either (a) conferring on any individual any right to remain employed by, continue to consult with, or be a director of the Company, its Parent or any Subsidiary for any specified term, or (b) limiting in any way the right, power and authority of the Company, its Parent or any Subsidiary to terminate the employment or other service engagement of such person or the status of such person as a director at any time either with or without cause.

12.4 Disclaimer .. Nothing in this Plan or any Agreement entered into with respect to any Option or Restricted Stock, nor any action taken by the Company, the Administrator, or any member, officer, director or employee of either the Company or the Administrator, shall be, or shall be deemed to be, legal or tax advice to any Holder with respect to any matter, including, but not limited to, the application of, or the Holder's compliance with, any of the provisions of Section 16(b), Rule 16b-3 or any other Rule promulgated under Section 16(b). Each Holder shall be responsible for obtaining such legal and tax advice as the Holder deems necessary in connection with their acceptance and exercise of any Option or Restricted Stock granted or awarded under this Plan.

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12.5 Stockholder Approval and Term of Plan . The term of this Plan shall begin as of June 6, 2013, and unless sooner terminated by the Board in its sole and absolute discretion, the Plan shall expire on June 6, 2023. No Option or Restricted Stock may be granted or issued under the Plan after June 6, 2023. The Plan shall be submitted for approval by the stockholders of the Company, which approval must occur on or prior to June 6, 2013. In the event such shareholder approval is not obtained on or before June 6, 2013, this Plan shall continue in full force and effect but shall permit the grant of only Nonqualified Options and any Incentive Options granted on or before June 6, 2013, shall remain outstanding, but automatically shall be deemed to be Nonqualified Stock Options.

[ Signatures appear on the following page .]

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IN WITNESS WHEREOF , the undersigned has executed this 2013 Stock Incentive Plan, effective as of the date set forth above.

ENERJEX RESOURCES, INC., a Nevada corporation

By
Robert G. Watson, Jr., Chief Executive Officer

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APPENDIX B

AMENDMENT TO AMENDED & RESTATED ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certification of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

EnerJex Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
ARTICLE IV - CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares this corporation is authorized to issue is 250,000,000 shares of Common Stock of $0.001 par value and 25,000,000 shares of Preferred Stock of $0.001 par value. Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action of the holders of Shares.

ARTICLE X – LIMITED LIABILITY OF OFFICERS AND DIRECTORS.

Except as hereinafter provided, all past, current and/or future officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Law.  Any repeal or modification of this Article X by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.  To the extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its agents, (and any other persons to which Nevada law permits) through bylaw provisions, agreements, vote of stockholders or disinterested directors, subject only to limits provided by applicable Nevada law.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4.	Effective date and time of filing: (optional)	Date:	Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 8-31-11

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APPENDIX C

ENERJEX RESOURCES, INC.

AMENDED AND RESTATED BYLAWS

AMENDED AND RESTATED BYLAWS

OF

ENERJEX RESOURCES, INC.,

a Nevada corporation

Article 1.

OFFICES

Section 1.1            Principal Offices . The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

Section 1.2            Other Offices . The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

Article 2.

MEETINGS OF STOCKHOLDERS

Section 2.1            Place of Meetings . Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2.2            Annual Meetings . The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 2.3            Special Meetings . A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4 and Section 2.5 of this Article 2 , that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 2.4            Notice of Stockholders' Meetings . All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

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If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii)a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 2.5            Manner of Giving Notice; Affidavit of Notice . Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.6            Quorum . The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.7            Adjourned Meeting and Notice Thereof . Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

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When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 2.8            Voting . Unless a record date set for voting purposes be fixed as provided in Section 7.1 of Article 7 of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 2.9            Waiver of Notice or Consent by Absent Stockholders . The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of this Article 2 , the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 2.10          Stockholder Action by Written Consent Without a Meeting . Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

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Section 2.11          Proxies . Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 2.12          Inspectors of Election . Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a)           Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)           Receive votes, ballots, or consents;

(c)           Hear and determine all challenges and questions in anyway arising in connection with the right to vote;

(d)           Count and tabulate all votes or consents;

(e)           Determine the election result; and

(f)           Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

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Article 3.

DIRECTORS

Section 3.1            Powers . Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a)           Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b)           Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c)           Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, tangible or intangible property actually received.

(d)           Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 3.2            Number of Directors . The authorized number of directors shall be no fewer than two (2) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

Section 3.3            Qualification, Election and Term of Office of Directors. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

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Section 3.4            Resignation and Removal of Directors . Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 3.5            Vacancies . Vacancies in the board of directors, maybe filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 3.6            Place of Meetings . Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 3.7            Annual Meetings . Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 3.8            Other Regular Meetings . Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings maybe held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 3.9            Special Meetings . Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

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Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 3.10          Quorum . A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.11          Waiver of Notice . The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 3.12          Adjournment . A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 3.13          Notice of Adjournment . Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 3.8 of this Article 3 , to the directors who were not present at the time of the adjournment.

Section 3.14          Action Without Meeting . Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 3.15          Fees and Compensation of Directors . Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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Article 4.

COMMITTEES

Section 4.1            Committees of Directors . The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)           the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)           the filing of vacancies on the board of directors or in any committees;

(c)           the fixing of compensation of the directors for serving on the board or on any committee;

(d)           the amendment or repeal of bylaws or the adoption of new bylaws;

(e)           the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)            a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)           the appointment of any other committees of the board of directors or the members thereof.

Section 4.2            Meetings and Action by Committees . Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article 3 , Section 3.6 (place of meetings), Section 3.8 (regular meetings), Section 3.9 (special meetings and notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

Article 5.

OFFICERS

Section 5.1            Officers . The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of this Article 5 . Any two or more offices may be held by the same person.

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Section 5.2            Election of Officers . The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of this Article 5 , shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5.3            Subordinate Officers, Etc . The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 5.4            Removal and Resignation of Officers . The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.5            Vacancies in Offices . A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 5.6            Chairman of the Board . The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of this Article 5 .

Section 5.7            President . Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

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Section 5.8            Vice Presidents . In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 5.9            Secretary . The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 5.10          Treasurer . The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

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Article 6.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,AND OTHER AGENTS

Section 6.1            Actions other than by the Corporation . The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 6.2            Actions by the Corporation . The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 6.3            Successful Defense . To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 and Section 6.2 , or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 6.4            Required Approval . Any indemnification under Section 6.1 and Section 6.2 , unless ordered by a court or advanced pursuant to Section 6.5 , must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)           By the stockholders;

(b)           By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c)           If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)           If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

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Section 6.5            Advance of Expenses . The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.6            Other Rights . The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article 6 :

(a)           Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 6.2 or for the advancement of expenses made pursuant to Section 6.5 , may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)           Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 6.7            Insurance . The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 6 ..

Section 6.8            Reliance on Provisions . Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 6.9            Severability . If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 6.10          Retroactive Effect . To the extent permitted by applicable law, the rights and powers granted pursuant to this Article 6 shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

Article 7.

RECORDS AND BOOKS

Section 7.1            Maintenance of Share Register . The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

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Section 7.2            Maintenance of Bylaws . The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 7.3           Maintenance of Other Corporate Records . The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 7.4            Annual Report to Stockholders . Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 7.5            Financial Statements . A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 7.6            Annual List of Directors, Officers and Resident Agent . The corporation shall, on or before March 31st of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

Article 8.

GENERAL CORPORATE MATTERS

Section 8.1            Record Date . For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

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If the board of directors does not so fix a record date:

(a)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b)           The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c)           The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 8.2            Closing of Transfer Books. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 8.3            Registered Stockholders . The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 8.4            Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 8.5            Corporate Contracts and Instruments; How Executed . The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contractor engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 8.6            Stock Certificates . A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

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No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 8.7            Dividends . Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.8            Fiscal Year . The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 8.9            Seal . The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 8.10          Representations of Shares of Other Corporations . The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 8.11         Construction and Definitions . Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

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Article 9.

AMENDMENTS

Section 9.1            Amendment by Stockholders . New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 9.2            Amendment by Board of Directors . Subject to the rights of the stockholders as provided in Section 9.1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

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APPENDIX D

ENERJEX RESOURCES, INC.

AMENDED AND RESTATED BYLAWS

( Marked Copy )

AMENDED AND RESTATED BYLAWS

OF

ENERJEX RESOURCES, INC. ,

a Nevada corporation

Article 1.

OFFICES

Section 1.1 Principal Offices . The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

Section 1.2 Other Offices . The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

Article 2.

MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings . Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2.2 Annual Meetings . The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 2.3 Special Meetings . A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4 and Section 2.5 of this Article 2 , that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 2.4 Notice of Stockholders' Meetings . All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

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If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii)a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 2.5 Manner of Giving Notice; Affidavit of Notice . Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.6 Quorum .. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.7 Adjourned Meeting and Notice Thereof . Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

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Section 2.8 Voting .. Unless a record date set for voting purposes be fixed as provided in Section 7.1 of Article 7 of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 2.9 Waiver of Notice or Consent by Absent Stockholders . The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of this Article 2 , the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 2.10 Stockholder Action by Written Consent Without a Meeting . Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

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Section 2.11 Proxies .. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 2.12 Inspectors of Election . Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in anyway arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

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Article 3.

DIRECTORS

Section 3.1 Powers . Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, tangible or intangible property actually received.

(d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 3.2 Number of Directors . The authorized number of directors shall be no fewer than two (2) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

Section 3.3 Qualification, Election and Term of Office of Directors. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

Section 3.4 Resignation and Removal of Directors . Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

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Section 3.5 Vacancies .. Vacancies in the board of directors, maybe filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 3.6 Place of Meetings . Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 3.7 Annual Meetings . Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 3.8 Other Regular Meetings . Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings maybe held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 3.9 Special Meetings . Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

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Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 3.10 Quorum .. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.11 Waiver of Notice . The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 3.12 Adjournment .. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 3.13 Notice of Adjournment . Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 3.8 of this Article 3 , to the directors who were not present at the time of the adjournment.

Section 3.14 Action Without Meeting . Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 3.15 Fees and Compensation of Directors . Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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Article 4.

COMMITTEES

Section 4.1 Committees of Directors . The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a) the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b) the filing of vacancies on the board of directors or in any committees;

(c) the fixing of compensation of the directors for serving on the board or on any committee;

(d) the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members thereof.

Section 4.2 Meetings and Action by Committees . Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article 3 , Section 3.6 (place of meetings), Section 3.8 (regular meetings), Section 3.9 (special meetings and notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

Article 5.

OFFICERS

Section 5.1 Officers .. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of this Article 5 . Any two or more offices may be held by the same person.

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Section 5.2 Election of Officers . The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of this Article 5 , shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5.3 Subordinate Officers, Etc . The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 5.4 Removal and Resignation of Officers . The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.5 Vacancies in Offices . A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 5.6 Chairman of the Board . The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of this Article 5 .

Section 5.7 President .. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

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Section 5.8 Vice Presidents . In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 5.9 Secretary .. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 5.10 Treasurer .. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Article 6.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,AND OTHER AGENTS

Section 6.1 Actions other than by the Corporation . The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

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Section 6.2 Actions by the Corporation . The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 6.3 Successful Defense . To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 and Section 6.2 , or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 6.4 Required Approval . Any indemnification under Section 6.1 and Section 6.2 , unless ordered by a court or advanced pursuant to Section 6.5 , must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

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Section 6.5 Advance of Expenses . The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.6 Other Rights . The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article 6 :

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 6.2 or for the advancement of expenses made pursuant to Section 6.5 , may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 6.7 Insurance .. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 6 .

Section 6.8 Reliance on Provisions . Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 6.9 Severability .. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 6.10 Retroactive Effect . To the extent permitted by applicable law, the rights and powers granted pursuant to this Article 6 shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

Article 7.

RECORDS AND BOOKS

Section 7.1 Maintenance of Share Register . The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

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Section 7.2 Maintenance of Bylaws . The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 7.3 Maintenance of Other Corporate Records . The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 7.4 Annual Report to Stockholders . Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 7.5 Financial Statements . A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 7.6 Annual List of Directors, Officers and Resident Agent . The corporation shall, on or before March 31st of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

Article 8.

GENERAL CORPORATE MATTERS

Section 8.1 Record Date . For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

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(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 8.2 Closing of Transfer Books. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 8.3 Registered Stockholders . The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 8.4 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 8.5 Corporate Contracts and Instruments; How Executed . The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contractor engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 8.6 Stock Certificates . A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

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No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 8.7 Dividends .. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.8 Fiscal Year . The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 8.9 Seal .. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 8.10 Representations of Shares of Other Corporations . The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 8.11 Construction and Definitions . Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

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Article 9.

AMENDMENTS

Section 9.1 Amendment by Stockholders . New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 9.2 Amendment by Board of Directors . Subject to the rights of the stockholders as provided in Section 9.1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

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